NUVEEN Exchange-Traded Funds

April 30, 1999

Semiannual Report

Dependable, tax-free income to help you keep more of what you earn.

NQM
Investment Quality


NQS
Select Quality


NQU
Quality Income


NPF
Premier Income

Photo of: People looking into canyon.

Highlights
As of April 30, 1999



   Contents
 1 Dear Shareholder
 3 Portfolio Manager Roundtable
 6 NQM's Performance Overview
 7 NQS's Performance Overview
 8 NQU's Performance Overview
 9 NPF's Performance Overview
10 Portfolio of Investments
36 Statement of Net Assets
37 Statement of Operations
38 Statement of Changes in Net Assets
40 Notes to Financial Statements
45 Financial Highlights
48 Building a Better Portfolio
49 Fund Information

 Credit Quality                    Performance Highlights


Nuveen Investment Quality Municipal Fund, Inc. (NQM)
                                   o HHHH Four-star Morningstar RatingsTM *
                                   o Taxable-equivalent yield of 8.80% **
                                   o Good credit quality, with 86% of the
                                     portfolio's holdings rated AA or higher
Pie Chart:
AAA/U.S. Guaranteed                73%
AA                                 13%
A                                  6%
BBB/NR                             8%

Nuveen Select Quality Municipal Fund, Inc. (NQS)
                                   o HHHH Four-star Morningstar RatingsTM *
                                   o Taxable-equivalent yield of 8.88% **
                                   o Outperformed the total return of the
                                     Lehman Brothers Municipal Bond Index ***
Pie Chart:
AAA/U.S. Guaranteed                77%
AA                                 5%
A                                  7%
BBB/NR                             11%


Nuveen Quality Income Municipal Fund, Inc. (NQU)
                                   o HHHH Four-star Morningstar RatingsTM *
                                   o Taxable-equivalent yield of 9.04% **
                                   o Stable tax-free dividend for 51
                                     consecutive months
Pie Chart:
AAA/U.S. Guaranteed                60%
AA                                 14%
A                                  7%
BBB/NR                             19%

Nuveen Premier Municipal Income Fund, Inc. (NPF)
                                   o HHHH Four-star Morningstar RatingsTM *
                                   o Taxable-equivalent yield of 8.68% **
                                   o Good call protection, with approximately 8%
                                     of the Fund's investments callable prior
                                     to 2002
Pie Chart:
AAA/U.S. Guaranteed                55%
AA                                 15%
A                                  12%
BBB/NR                             18%


* Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day T-bill returns. NQU, NQS and NPF received 4 stars for the three and five-year periods. NQM received 3 and 4 stars for the three and five-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars and the next 35% receive 3 stars. The funds are rated among 193 funds for the three year period, 191 funds for the five-year period, and 25 funds for the 10-year period.

** For investors in the 31% federal income tax bracket. See your Fund's Performance Overview for more information.

*** The Lehman Brothers Municipal Bond Index is an unleveraged index cov ering a broad range of investment-grade bonds. The return for the index does not reflect any initial or ongoing expenses.

Photo of: Timothy R. Schwertfeger
          Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder

I would like to take this opportunity to discuss the performance of your Nuveen Exchange-Traded Fund over the past six months. Over this period, your Fund continued to provide a stable, tax-free dividend, which is its primary objective. In addition, we continued looking for the opportunity to enhance the Fund's after-tax total return while striving to maintain capital preservation. The combination of these two components demonstrates that Nuveen's municipal bond funds can serve as excellent investment options for income-oriented investors.


The Year in Review
The past six to 12 months saw the U.S. economy continue its pattern of non-inflationary growth, accompanied by low interest rates and unemployment levels that remain among the lowest in three decades. Much of the current economic growth is propelled by consumer demand, which has helped the U.S. resist the downward pull of weaker overseas markets. All indications point to a confident American consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock, and job markets. This confidence is reflected in the most recent Consumer Confidence Index report issued by the Conference Board, which showed a record-setting seventh consecutive month of gains in May. On the global front, the turmoil of the past two years appears to be fading somewhat, as international financial markets have begun to recover.

Inflation in the U.S. continued to operate at benign levels, with an increase of 2.2% for the 12 months ended April 30, 1999. Despite a spike in consumer prices in April, which was propelled by rising energy costs (which have subsequently declined), the general backdrop of inflation indicators continued to be mild, with the employment cost index, average hourly earnings, and import and producer price trends all remaining favorable. As Federal Reserve Chairman Alan Greenspan recently stated, one of the key factors in achieving today's peaceful coexistence of economic growth and low inflation has been increased productivity. Improvements in productivity, spurred by technological advances, have been responsible for offsetting wage and other inflationary pressures that we would normally expect to see as part of a growing economy.

On the interest rate front, last fall saw the Federal Reserve ease short-term rates for the first time in almost three years. Between the end of September and mid-November 1998, three successive cuts brought the federal funds rate to 4.75%, averting a potential domestic credit crunch and restoring some stability to global markets. Following the success of these preemptive moves, the Federal Reserve indicated that fighting inflation continued to be a top priority by remaining in a proactive mode and responding to April's increased consumer prices with a shift to a tightening bias. By doing this, the Fed signaled its continued support of the market without changing interest rates or fundamentally altering the economy. In the months ahead, we will continue to watch for indications from the Fed and other factors that affect the economy's future, including wage and employment statistics, reports on productivity growth, capital equipment spending, and the progress of international economic recovery. We believe these key components will influence the outlook for fixed-income markets well into the new millennium.


Municipal Bonds:
An Attractive Investment Option
As interest rates declined over the past year, our municipal bond funds continued to provide bright spots among the various investment options, generally offering attractive, stable income in a market that places a high premium on yield. In 1998, municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments. In fact, for the first four months of 1999, municipals continued to outperform Treasuries.

The high ratio of tax-exempt municipal yields to Treasury yields shel tered municipal bonds from the price decline that occurred in the Treasury market during the first four months of the year. While the interest rate on 30-year Treasury bonds rose from 5.10% at the end of December to 5.66% as of April 30, 1999, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, gained just three basis points - from 5.26% to 5.29%. Given the inverse relationship between interest rates and bond prices, Treasury bond prices fell as rates rose over this period. Though municipal bond prices did decrease, the decline was not as dramatic as the drop in Treasuries. The differential in performance reflects the fact that Treasuries had become relatively expensive as the result of safe-haven buying during the international economic crises of the past year.

As the financial turmoil subsided in the first quarter of 1999, however, foreign investors returned to investing in their own countries rather than in U.S. dollar-denominated securities. The combination of an increase in interest rates and a decline in demand caused U.S.
Treasuries to drop in price.


Chart of: The Bond Buyer Revenue Bond Index


At the end of April 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 94%, compared with the historical average of 86% for the period of 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds - even before the tax advantages of municipal bonds were taken into account. On an after-tax basis in today's market, municipal bonds continue to present an exceptionally attractive investment option relative to Treasuries.

During 1998, lower interest rates and the strong economy combined to generate high levels of new municipal issuance and a sign ificant increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997. In terms of total municipal issuance, 1998 ranked as the second largest year on record, next to 1993's $292 billion. In the first four months of 1999, however, as the market settled into a more stable interest rate environment, refunding activity dropped off dramatically. As a result, municipal supply in 1999 has declined by approximately 25% from the levels of a year ago. This, in turn, has enhanced the attractive ness of the municipal bonds that were brought to market, as demand - especially from individual investors - remained relatively strong.


The Value of Nuveen Expertise
The solid track record of a proven investment manager is one key to taking advantage of the attractive values currently available in the municipal market. The near-record level of municipal issuance in 1998, for example, highlighted the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyzed each issue to select those securities best suited to help the Funds achieve their investment objectives. With the outlook for tighter supply and continued demand in 1999, Nuveen's established market position ensures that we will have exceptional access to the bond offerings that have the potential to add value for our shareholders.

As a further enhancement to our management capabilities, Nuveen has assembled a strong group of investment managers - experts in their particular areas of the market - to provide investors with the advantage of their experience and insights. In addition to Nuveen Advisory Services for tax-free investing, you and your financial adviser can rely on Institutional Capital Corporation for value-oriented equity investing and Rittenhouse Financial Services, Inc. for growth-oriented equity investing. We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways that Nuveen funds can help you establish a diversified portfolio designed to build and sustain long-term finan cial security. For more information on our funds, contact your adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read it carefully before you invest or send money.

Thank you for the confidence you have placed in Nuveen. We are committed to maintaining the trust you have shown in us, and we look forward to meeting your investment needs well into the next century.


/s/Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

June 15, 1999


Sidebar text: "The solid track record of a proven investment manager is one key to taking advantage of the attractive values currently available in the municipal market."

Nuveen Exchange-Traded Funds
Portfolio Manager Roundtable
Portfolio managers Tom Futrell, Rick Huber, Bill Fitzgerald, and Steve Peterson discuss the municipal market, recent fund performance, and key investment strategies for the Nuveen national exchange-traded funds. Tom, Bill, and Steve have managed NQM, NQU, and NPF, respectively, since the funds' inceptions in the early 1990s, while Rick assumed portfolio management responsibility for NQS in July 1998.


What factors have influenced the municipal market during the past 12 months? Over the past 12 months, the U.S. economy continued to enjoy strong non-inflationary growth, low interest rates, and low unemployment. With tax revenues rising along with the growth in personal income, the national government is generating a budget surplus, putting an end to 28 straight years of federal budget deficits (1970-97). In this environment, long-term municipal bonds continued to outperform 30-year Treasury bonds, with yields that rivaled and even surpassed those offered by Treasuries. Over the past year, this municipal-to-Treasury ratio ranged as high as 104%, offering investors in quality long-term municipal bonds yields comparable to those of Treasury bonds, even before the tax advantage of municipals was taken into account.


The other major story in the municipal market over the past year was 1998's impressive supply of new issuance. In the fourth quarter of 1998, investors saw $25-30 billion in new bonds brought to market each month. Demand for municipal bonds also remained high, due to cash flow from non-traditional investors as well as from the traditional buyers of mutual and exchange-traded funds, such as individual investors and insurance companies. In the first four months of 1999, however, a higher interest rate environment than we experienced in 1998 prompted fewer refundings and a 25% drop-off in new issue volume from 1998 levels. During this period, the continued demand from individual investors compensated for lower demand from insurance companies, which currently have fewer assets to invest due to heavy insurance premium price competition and mounting claims from a series of devastating spring storms in the Midwest and South.


For the remainder of 1999, the municipal market will be heavily influenced by the direction of interest rates and inflation. If interest rates remain stable or increase, we expect to see lower refinancing volume and a continuation of the tighter supply scenario of the past four months. Demand should remain strong, as individual investors look to diversify their portfolios by reallocating profits from the equity market into fixed-income investments. These reallocation efforts will be expanded if the volatility in equities continues.


Even with lower supply and high demand, Nuveen's position in the municipal market ensures that we will have access to the best offerings in the marketplace.


How did the Funds perform over the past year?
For the 12 months ended April 30, 1999, the Funds covered in this report produced total returns on net asset value (NAV) ranging from 6.44% to 6.96%, providing taxable-equivalent total returns of 9.31% to 9.84%, as shown in the accompa nying table. For comparison purposes, the total return on the funds' benchmark - the Lehman Brothers Municipal Bond Index - and the average for the Lipper General Leveraged Municipal Debt category are also provided.



                               1-Yr Ended                          Taxable-
                                 4/30/99                          Equivalent(3)
-------------------------------------------------------------------------------
NQM
Total Return on NAV               6.46%                              9.31%
Lehman Total Return(1)            6.95%                               N/A
Lipper Average(2)                 7.01%                               N/A
Market Yield                      6.07%                              8.80%
-------------------------------------------------------------------------------
NQS
Total Return on NAV               6.96%                              9.84%
Lehman Total Return(1)            6.95%                               N/A
Lipper Average(2)                 7.01%                               N/A
Market Yield                      6.13%                              8.88%
-------------------------------------------------------------------------------
NQU
Total Return on NAV               6.44%                              9.48%
Lehman Total Return(1)            6.95%                               N/A
Lipper Average(2)                 7.01%                               N/A
Market Yield                      6.24%                              9.04%
-------------------------------------------------------------------------------
NPF
Total Return on NAV               6.61%                              9.51%
Lehman Total Return(1)            6.95%                               N/A
Lipper Average(2)                 7.01%                               N/A
Market Yield                      5.99%                              8.68%
-------------------------------------------------------------------------------

How were the Funds' dividends and share prices affected?
Good call protection helped support the dividend of NQU and shield the income of this fund from erosion. As of April 30, 1999, NQU had provided shareholders with 51 consecutive months of steady income. During the past year, lower interest rates also led to an


1 The Funds are compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The return for the Lehman index does not reflect any initial or ongoing expenses.

2 The Lipper Peer Group return represents the average annual ized return of funds in the Lipper General Leveraged Municipal Debt category. This return assumes reinvestment of dividends and does not reflect any applicable sales charges.

3    Based on the 31% federal income tax rate.

increased number of bond calls, as issuers sought to reduce debt financing costs. In addition, declining interest rates meant that proceeds from prepaid or matured bonds had to be reinvested in issues paying relatively lower current rates. Both of these situations contributed to reductions in the income levels of NQM, NQS, and NPF and necessitated dividend cuts in these three funds during 1998. Even with these dividend adjustments, all of the funds have continued to provide attractive market yields.

As interest rates declined, active demand for funds such as NQM and NQU resulted in solid share price performance. NPF's share price remained stable while, for NQS, the dynamics of supply and demand, affected by the July 1998 dividend adjustment, contributed to a decline in share price. At the same time, the funds' NAVs - with the exception of NQU - reflected gains in the overall bond market. As a result of these factors, NQU saw its premium (share price over NAV) widen over the past year, while NQM moved from a discount (share price below
NAV) to a premium. The premiums on the other two Funds narrowed over the past 12 months.


                                         4/30/98                4/30/99
---------------------------------------------------------------------------

NQM
Share Price ($)                           15.625                 15.8125
NAV$                                      15.69                  15.72
Premium/Discount to Nav(4)                -0.41%                  0.59%


                                       1-Yr Ended              Taxable-
                                         4/30/99              Equivalent(3)
---------------------------------------------------------------------------
Total Return on Share Price               7.53%                 10.39%
---------------------------------------------------------------------------
NQS
Share Price ($)                           15.6875                15.5625
NAV$                                      15.39                  15.48
Premium/Discount to Nav(4)                 1.93%                  0.53%


                                       1-Yr Ended              Taxable-
                                         4/30/99              Equivalent(3)
---------------------------------------------------------------------------
Total Return on Share Price               5.36%                  8.18%
---------------------------------------------------------------------------
NQU
Share Price ($)                           16.25                  16.4375
NAV$                                      15.61                  15.57
Premium/Discount to Nav(4)                 4.10%                  5.57%

                                       1-Yr Ended              Taxable-
                                         4/30/99              Equivalent(3)
---------------------------------------------------------------------------
Total Return on Share Price               7.59%                 10.51%
---------------------------------------------------------------------------

NPF
Share Price ($)                           16.125                 16.125
NAV$                                      15.50                  15.53
Premium/Discount to Nav(4)                 4.03%                  3.83%

                                       1-Yr Ended              Taxable-
                                         4/30/99              Equivalent(3)
---------------------------------------------------------------------------
Total Return on Share Price               6.14%                  8.92%
---------------------------------------------------------------------------

For additional information, see the individual Performance Overview for your fund in this report.

What key strategies were used to manage the Funds during the past year?
The focus of our management strategies for the Funds covered in this report continued to be on supporting the highest level of tax-exempt dividends consistent with capital preservation and enhancing the potential for attractive long-term after-tax total returns. Each of the funds is managed on a relative value basis, a strategy designed to add value and maximize income.

In NQM, our strategies over the past year focused on enhancing the Fund's yield and using the proceeds from called and matured bonds to purchase, when possible, noncallable securities. As spreads narrowed between the single family housing sector and the rest of the market, we reduced our exposure to single family housing bonds by selling some of the portfolio's older issues at attractive prices, due to the fact that bond prices rose as interest rates fell over the period. These bonds are scheduled to be called in the near future, so we proactively managed the Fund and reinvested the proceeds from the sales into basic sectors like utilities and tax obligation bonds. Nuveen's excellent surveillance and research helped us make the buy/sell decisions that can benefit the Fund and add value for the NQM shareholders.

NQS is in the process of a restructuring effort, which required a more active approach than in previous years. Our goal is to enhance the Fund's total return potential and maintain the income stream by purchasing bonds found across the yield curve. This effort to add yield and protect future income levels should also help us counter some of the effect of bond calls, which will begin in 2001. Based on our goal, the key to sector selection over the past year has been the income factor. The healthcare, utilities (power and energy bonds), and transportation (airlines) sectors have been among the most active issuers over the past year, which presented us with increased trading opportunities and the ability to pick up incremental yield. Nuveen's research capabilities were instrumental in helping us examine issues in these sectors on a case-by-case basis and select those that have the potential to add value to the portfolio.


3    Based on the 31% federal income tax rate.

4 A fund's premium or discount represents the difference between the fund's share price and its NAV.

Over the past year for NQU, we focused on individual investments that offered exceptional value. Two examples of this were bonds issued by a Mississippi investor-owned energy utility and New York resource recovery bonds, which will finance efforts to use waste products such as wood and coal to generate energy. During the past six months, approximately 2% of the bonds in NQU's portfolio were called, and the proceeds were reinvested in long-term bonds. This will increase the Fund's duration and make the net asset value more sensitive to interest rate changes.

For NPF, we also focused on ways to take advantage of changes in the yield curve. The yield curve plots the relationship between bond yields and corresponding maturities. Usually, but not always, bonds with longer maturities offer higher yields than those with shorter terms to maturity. When the yield curve "steepens," the difference between short-term and long-term interest rates widens; when the yield curve "flattens," the difference is relatively small. As the yield curve steepens or flattens, different maturities on the curve become more or less attractive. Over the past year, our objective was to purchase bonds at the most attractive part of the curve and sell those at the least attractive part. These trades enabled us to manage interest rate risk while maintaining the Fund's yield. We also bought some zero coupon bonds in the 18- to 23-year range, which we regard as an inexpensive way to add yield, enhance duration, and create more performance potential for the Fund. This is due to the fact that zero coupon bonds have longer durations, which make them more sensitive to interest rate changes.

In the area of call protection, over the next few years all four funds, which were brought to market in the early 1990s, will begin to face the normal part of the market cycle in which bond calls are likely to occur. For NQM, this phase will begin in the year 2000, while NQS and NQU are protected until 2001 and NPF until 2002. To minimize the impact of these future calls, we are already at work on strategies for managing through this period. These strategies include holding the callable bonds that provide high yields and support the Funds' dividends until the bonds approach their call dates. We will then look for opportunities to sell these bonds at attractive prices to those seeking short-term tax-exempt investments. Our goal is to reinvest the proceeds from these bonds in the most advantageous manner possible, depending on market conditions, including securities that can add incremental yield or in discount bonds that will extend the Funds' durations.

Overall, the credit quality of the Funds remained high. At the end of April 1999, NQM and NQS had 86% and 82%, respectively, of their portfolios invested in bonds rated AAA and AA, reflecting a high level of prerefunded (escrowed) bonds, which are backed by AAA rated U.S. Treasuries. This level is expected to decline somewhat over the next few years as bonds are called from the portfolios. Both NQU and NPF balanced allocations of approximately 70% in AAA and AA rated bonds with an 18-19% concentration in BBB and non-rated bonds. In general, the high volume of insured issuance over the past year made it difficult to add lower-rated bonds to these portfolios and even more difficult to find bonds that met our credit criteria and compensated us for the incremental risk associated with lower ratings.

What is Nuveen's outlook for the Funds' future?
Looking ahead for the Funds, our focus will remain on supporting their income streams. One of our strategies for protecting fund income is to continue taking advantage of changes in the yield curve. Investing in bonds found on the long end of the yield curve should also allow us to boost the potential for both income and total return. Strategies like these demonstrate the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.

In our opinion, municipal bonds are currently one of the most compelling values in the investment market place. Over the past 12 months, the value of these quality investments has been enhanced by excellent municipal-to-Treasury ratios as well as a market environment characterized by low interest rates and benign inflation. With continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, the demand for municipal bond funds is expected to grow. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead.

Nuveen Investment Quality Municipal Fund, Inc.
Performance Overview
As of April 30, 1999

NQM



Portfolio Statistics
Inception Date                                6/90
--------------------------------------------------
Share Price                              $15 13/16
--------------------------------------------------
Net Asset Value                             $15.72
--------------------------------------------------
Market Yield                                 6.07%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.80%
--------------------------------------------------
Fund Net Assets ($000)                    $810,809
--------------------------------------------------
Effective Maturity (Years)                   18.00
--------------------------------------------------
Leverage-Adjusted Duration                    9.53
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         7.53%         6.46%
--------------------------------------------------
5-Year                         8.09%         7.54%
--------------------------------------------------
Since Inception                7.66%         8.45%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        10.39%         9.31%
--------------------------------------------------
5-Year                        11.26%        10.65%
--------------------------------------------------
Since Inception               10.84%        11.68%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                31%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Housing/Single Family                          12%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------




1 Taxable-equivalent yield represents the yield on a taxable investment nec essary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share
5/98                        0.0825
6/98                        0.0825
7/98                        0.0825
8/98                          0.08
9/98                          0.08
10/98                         0.08
11/98                         0.08
12/98                         0.08
1/99                          0.08
2/99                          0.08
3/99                          0.08
4/99                          0.08

Line Chart:
Share Price Performance
5/1/98                      15.75
                            15.75
                            15.813
                            15.938
                            15.875
                            15.813
                            15.938
                            15.938
                            16.125
                            16.25
                            16.125
                            16.063
                            16.125
                            15.938
                            15.813
                            15.938
                            16
                            15.813
                            15.5
                            15.438
                            15.5
                            16.438
                            16.063
                            16.25
                            15.63
                            15.5
                            15.5
                            15.63
                            15.94
                            16.19
                            16
                            16.06
                            16.19
                            16
                            15.75
                            15.69
                            15.75
                            15.69
                            15.63
                            15.69
                            15.69
                            16
                            16
                            15.88
                            15.88
                            15.88
                            15.63
                            15.63
4/30/99                     15.81

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Select Quality Municipal Fund, Inc.
Performance Overview
As of April 30, 1999

NQS



Portfolio Statistics

Inception Date                                3/91
--------------------------------------------------
Share Price                               $15 9/16
--------------------------------------------------
Net Asset Value                             $15.48
--------------------------------------------------
Market Yield                                 6.13%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.88%
--------------------------------------------------
Fund Net Assets ($000)                    $764,255
--------------------------------------------------
Effective Maturity (Years)                   16.28
--------------------------------------------------
Leverage-Adjusted Duration                    7.71
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         5.36%         6.96%
--------------------------------------------------
5-Year                         8.05%         8.06%
--------------------------------------------------
Since Inception                7.41%         8.26%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         8.18%         9.84%
--------------------------------------------------
5-Year                        11.20%        11.20%
--------------------------------------------------
Since Inception               10.56%        11.43%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                35%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
Transportation                                  9%
--------------------------------------------------
Housing/Single Family                           8%
--------------------------------------------------
Tax Obligation/General                          8%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment nec essary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders net ordinary income distributions in December of $0.0029 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)

5/98                      0.0815
6/98                      0.0815
7/98                      0.0795
8/98                      0.0795
9/98                      0.0795
10/98                     0.0795
11/98                     0.0795
12/98                     0.0795
1/99                      0.0795
2/99                      0.0795
3/99                      0.0795
4/99                      0.0795

Line Chart:
Share Price Performance
5/1/98                    15.875
                          15.625
                          15.563
                          15.625
                          15.688
                          15.875
                          15.938
                          16
                          16.125
                          16.063
                          15.938
                          15.813
                          15.813
                          15.813
                          15.688
                          15.813
                          15.938
                          15.875
                          15.625
                          15.688
                          15.688
                          16
                          16.125
                          16.188
                          16.06
                          16.19
                          16.19
                          16.31
                          16.25
                          16.44
                          16.44
                          16.63
                          16.44
                          16.06
                          15.94
                          15.81
                          15.81
                          16
                          16
                          15.94
                          15.94
                          15.94
                          15.75
                          15.75
                          15.69
                          15.69
                          15.63
                          15.5
4/30/99                   15.56

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Quality Income Municipal Fund, Inc.
Performance Overview
As of April 30, 1999

NQU



Portfolio Statistics

Inception Date                                6/91
--------------------------------------------------
Share Price                               $16 7/16
--------------------------------------------------
Net Asset Value                             $15.57
--------------------------------------------------
Market Yield                                 6.24%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   9.04%
--------------------------------------------------
Fund Net Assets ($000)                  $1,240,450
--------------------------------------------------
Effective Maturity (Years)                   15.33
--------------------------------------------------
Leverage-Adjusted Duration                    6.27
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         7.59%         6.44%
--------------------------------------------------
5-Year                         9.65%         7.92%
--------------------------------------------------
Since Inception                8.15%         8.32%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        10.51%         9.48%
--------------------------------------------------
5-Year                        12.85%        11.08%
--------------------------------------------------
Since Inception               11.30%        11.48%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                37%
--------------------------------------------------
Transportation                                 13%
--------------------------------------------------
Housing/Single Family                          11%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------
Tax Obligation/General                          6%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment nec essary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share
5/98                     0.0855
6/98                     0.0855
7/98                     0.0855
8/98                     0.0855
9/98                     0.0855
10/98                    0.0855
11/98                    0.0855
12/98                    0.0855
1/99                     0.0855
2/99                     0.0855
3/99                     0.0855
4/99                     0.0855

Line Chart:
Share Price Performance
5/1/98                   16.25
                         16.313
                         16.5
                         16.375
                         16.563
                         16.563
                         16.438
                         16.563
                         16.75
                         16.938
                         16.938
                         16.875
                         16.875
                         16.938
                         16.375
                         16.5
                         16.5
                         16.375
                         16.25
                         16.25
                         16.313
                         16.813
                         16.813
                         16.75
                         16.69
                         16.81
                         16.88
                         17.06
                         16.94
                         17.06
                         17.25
                         17.19
                         17.13
                         16.81
                         16.88
                         16.19
                         16.44
                         16.56
                         16.63
                         16.63
                         16.63
                         16.69
                         16.44
                         16.38
                         16.38
                         16.63
                         16.31
                         16.38
4/30/99                  16.44

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Premier Municipal Income Fund, Inc.
Performance Overview
As of April 30, 1999

NPF



Portfolio Statistics

Inception Date                               12/91
--------------------------------------------------
Share Price                                $16 1/8
--------------------------------------------------
Net Asset Value                             $15.53
--------------------------------------------------
Market Yield                                 5.99%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.68%
--------------------------------------------------
Fund Net Assets ($000)                    $450,616
--------------------------------------------------
Effective Maturity (Years)                   13.68
--------------------------------------------------
Leverage-Adjusted Duration                    8.78
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         6.14%         6.61%
--------------------------------------------------
5-Year                         9.94%         8.37%
--------------------------------------------------
Since Inception                7.89%         8.28%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         8.92%         9.51%
--------------------------------------------------
5-Year                        13.09%        11.48%
--------------------------------------------------
Since Inception               10.94%        11.31%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                30%
--------------------------------------------------
Housing/Multifamily                            14%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------
Tax Obligation/General                          9%
--------------------------------------------------
Tax Obligation/Limited                          9%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment nec essary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December of $0.0023 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share3

5/98                       0.083
6/98                       0.083
7/98                       0.083
8/98                      0.0805
9/98                      0.0805
10/98                     0.0805
11/98                     0.0805
12/98                     0.0805
1/99                      0.0805
2/99                      0.0805
3/99                      0.0805
4/99                      0.0805

Line Chart:
Share Price Performance
5/1/98                    15.938
                          15.75
                          15.688
                          15.875
                          16
                          16.125
                          16.125
                          16.125
                          16.313
                          16.75
                          16.563
                          16.563
                          16.5
                          15.813
                          15.688
                          15.625
                          15.75
                          16.188
                          16.5
                          16.438
                          16.438
                          17.125
                          16.563
                          16.938
                          17.19
                          17.13
                          17.31
                          17.25
                          17.13
                          17.19
                          16.94
                          17
                          16.88
                          16.63
                          16.5
                          16.44
                          16.31
                          16.38
                          16.25
                          16.44
                          16.19
                          16.25
                          16
                          15.94
                          16.06
                          15.9375
                          15.88
                          16
4/30/99                   16.13

Weekly Closing Price
Past performance is not predictive of future results.

                            Portfolio of Investments
                            Nuveen Investment Quality Municipal Fund, Inc. (NQM)
                            April 30,1999
                            (Unaudited)
   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                Alabama - 2.0%

$  16,500,000   BMC Special Care Facilities Financing Authority of the City of             11/08 at 101       AAA      $15,887,355
                 Montgomery (Alabama), Revenue Bonds, Series 1998-B
                 (Baptist Health), 5.000%, 11/15/29


----------------------------------------------------------------------------------------------------------------------------------
                Alaska - 1.9%

   14,850,000   Alaska Housing Finance Corporation, General Housing                         6/04 at 102       Aa2       15,244,565
                 Purpose Bonds, 1994 Series A, 5.400%, 12/01/13


----------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 1.2%

    6,760,000   Arkansas Development Finance Authority, Home Mortgage                   7/08 at 101 1/2       AAA        6,805,224
                 Revenue Bonds, 1998 Series A (Non-AMT), 5.150%, 7/01/17

    3,250,000   City of North Little Rock, Arkansas, Health Facilities Board               12/06 at 101       AAA        3,333,525
                 (Baptist Health), Healthcare Revenue Bonds, Series 1996A,
                 5.400%, 12/01/16


----------------------------------------------------------------------------------------------------------------------------------
                California - 13.8%

    9,650,000   Certificates of Participation (1991 Financing Project),                     9/06 at 102       AAA       10,585,857
                 County of Alameda, California, Alameda County Public Facilities
                 Corporation, 6.000%, 9/01/21

   22,400,000   California Health Facilities Financing Authority, Kaiser                    5/03 at 102         A       22,770,496
                 Permanente Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

    4,625,000   California Health Facilities Financing Authority, Hospital                  6/01 at 102       Aaa        5,047,771
                 Revenue Bonds (Children's Hospital of Los Angeles),
                 1991 Series A, 7.125%, 6/01/21 (Pre-refunded to 6/01/01)

    5,925,000   State Public Works Board of the State of California,                        6/03 at 102       Aa3        6,127,161
                 Lease Revenue Refunding Bonds (The Regents of the University
                 of California), 1993 Series A (Various University of California Projects),
                 5.500%, 6/01/21

    2,640,000   Culver City Redevelopment Financing Authority,                             11/03 at 102       AAA        2,590,632
                 1993 Tax Allocation Refunding Revenue Bonds, 5.000%, 11/01/23

    9,740,000   Huntington Park Redevelopment Agency, Single Family                        No Opt. Call       AAA       13,476,751
                 Residential Mortgage Revenue Refunding Bonds,
                 1986 Series A, 8.000%, 12/01/19

    4,000,000   City of Loma Linda, California, Hospital Revenue Bonds                     12/03 at 102      BBB-        4,231,840
                 (Loma Linda University Medical Center Project), Series 1993-A,
                 6.500%, 12/01/18

    7,155,000   Department of Water and Power of the City of Los Angeles,                   5/03 at 102       AAA        6,540,743
                 Water Works Refunding Revenue Bonds, Second Issue of 1993,
                 4.500%, 5/15/23

    1,030,000   Natomas Unified School District, County of Sacramento,                     No Opt. Call       AAA        1,167,433
                 California, 1999 Refunding General Obligation Bonds,
                 5.950%, 9/01/21

   15,770,000   Ontario Redevelopment Financing Authority,                                 No Opt. Call       AAA       21,281,930
                 San Bernardino County, California, 1995 Revenue Refunding
                 Bonds (Ontario Redevelopment Project No.1), 7.400%, 8/01/25

   13,145,000   City of Perris, California, Single Family Mortgage                         No Opt. Call       AAA       17,750,482
                 Revenue Bonds (GNMA Mortgage-Backed Securities),
                 1988 Series B, 8.200%, 9/01/23 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Colorado - 2.7%

    4,940,000   Castle Pines Metropolitan District, Douglas County, Colorado,              12/00 at 102       AAA        5,353,083
                 General Obligation Refunding and Improvement Bonds,
                 Series 1990, 7.625%, 12/01/15 (Pre-refunded to 12/01/00)

    2,500,000   Colorado Housing Finance Authority, Single Family                           5/06 at 105       Aa2        2,796,975
                 Program Senior and Subordinate Bonds,
                 1996 Series B, 7.450%, 11/01/27

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1991A:
      820,000     8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)    11/01 at 100       Aaa          905,920
    2,265,000     8.000%, 11/15/25 (Alternative Minimum Tax)                               11/01 at 100      BBB+        2,446,834

    7,865,000   Colorado Springs School District No. 11, El Paso County,                   12/07 at 125       AA-       10,042,268
                 Colorado, General Obligation Improvement Bonds,
                 Series 1996, 7.125%, 12/01/21

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 2.2%

                Connecticut Housing Finance Authority, Housing Mortgage Finance
                Program Bonds, 1997 Series C:
$   1,000,000     5.700%, 11/15/17 (Alternative Minimum Tax)                               11/07 at 102        AA      $ 1,041,810
    8,600,000     5.850%, 11/15/28 (Alternative Minimum Tax)                               11/07 at 102        AA        8,992,160

    6,985,000   Connecticut Housing Finance Authority, Housing Mortgage Finance
                Program Bonds, 1996 Series D,                                               5/06 at 102        AA        7,411,155
                  Subseries D-2, 6.200%, 11/15/27 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 0.7%

    5,215,000   District of Columbia Housing Finance Agency, Collateralized                12/00 at 102       AAA        5,522,007
                 Single Family Mortgage Revenue Bonds, Series 1990A,
                 8.100%, 12/01/23 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Florida - 4.1%

    4,000,000   Hillsborough County Port District, Florida (Tampa Port                     12/00 at 102   Baa1***        4,364,040
                 Authority), Revenue Bonds, Series 1990,
                 8.250%, 6/01/09 (Pre-refunded to 12/01/00)

   20,000,000   Jacksonville Health Facilities Authority, Health Facilities                11/00 at 102       Aaa       21,564,000
                 Revenue Refunding Bonds, Daughters of Charity National
                 Health System Inc., St. Vincent's Medical Center Issue,
                 Series 1990, 7.500%, 11/01/15 (Pre-refunded to 11/01/00)

    7,500,000   City of Miami Beach Health Facilities Authority, Hospital                  11/08 at 101       BBB        7,334,700
                 Revenue Bonds, Series 1998 (Mount Sinai Medical Center of
                 Florida Project), 5.375%, 11/15/28

      305,000   Orange County Housing Finance Authority, GNMA Collateralized                7/00 at 103       AAA          319,445
                 Mortgage Revenue Refunding Bonds, 1990 Series A, 7.500%, 7/01/10


----------------------------------------------------------------------------------------------------------------------------------
                Georgia - 4.7%

   18,520,000   City of Atlanta (Georgia), Water and Wastewater Revenue                     5/09 at 101       AAA       17,796,609
                 Bonds, Series 1999A, 5.000%, 11/01/38

    2,250,000   Municipal Electric Authority of Georgia, Project One Special               No Opt. Call         A        2,625,502
                 Obligation Bonds, Fourth Crossover Series, 6.500%, 1/01/20

   10,000,000   Development Authority of Monroe County (Georgia),                          10/99 at 102        A+       10,290,900
                 Pollution Control Revenue Bonds (Georgia Power
                 Company Plant Scherer Project), Second Series 1994,
                 6.750%, 10/01/24

    7,325,000   Wayne County Development Authority, Solid Waste Disposal                    7/00 at 102      BBB+        7,707,365
                 Revenue Bonds (ITT Rayonier, Inc. Project), Series 1990,
                 8.000%, 7/01/15 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Illinois - 5.2%

    7,500,000   Community College District No. 508, Cook County, Illinois,                 No Opt. Call       AAA        9,592,275
                 Certificates of Participation, 8.750%, 1/01/07

    3,305,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1990           11/00 at 102     A3***        3,556,841
                 (Riverside Senior Living Center Project), 7.500%, 11/01/20
                 (Pre-refunded to 11/01/00)

    5,000,000   Illinois Health Facilities Authority, Revenue Bonds,                        8/99 at 102    N/R***        5,162,700
                 Series 1989B (ServantCor), 7.875%, 8/15/19 (Pre-refunded to 8/15/99)
    5,900,000   Community Unit School District Number 7, Madison County,                   No Opt. Call       AAA        6,622,514
                 Illinois, School Building Bonds, Series 1994, 5.850%, 2/01/13

    3,585,000   City of Pekin, Illinois, Multifamily Housing Refunding                      5/03 at 103       AAA        3,826,414
                 Revenue Bonds, Series 1992A (FHA-Insured Mortgage Loan -
                 Section 8 Assisted Project), 6.875%, 5/01/22

    1,645,000   City of Peoria, Peoria County, City of Pekin, Tazewell and                  8/00 at 103       AA+        1,717,512
                 Peoria Counties, and City of Waukegan, Lake County,
                 Illinois, Jointly, GNMA Collateralized Mortgage Revenue Bonds,
                 Series 1990, 7.875%, 8/01/22 (Alternative Minimum Tax)

    5,390,000   Regional Transportation Authority, Cook, DuPage, Kane,                     No Opt. Call       AAA        7,080,735
                 Lake, McHenry and Will Counties, Illinois,
                 General Obligation Bonds, Series 1992A, 9.000%, 6/01/07

      860,000   Regional Transportation Authority, Cook, DuPage, Kane,                     No Opt. Call       AAA        1,129,765
                 Lake, McHenry and Will Counties, Illinois,
                 General Obligation Bonds, Series 1992B, 9.000%, 6/01/07

                Southwestern Illinois Development Authority, Solid Waste
                Disposal Revenue Bonds (Laclede Steel Company Project), Series
                1990:
      660,000     8.375%, 8/01/08 (Alternative Minimum Tax)                                 8/00 at 103         A          701,158
    2,910,000     8.500%, 8/01/20 (Alternative Minimum Tax)                                 8/00 at 103         A        3,096,851

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                Indiana - 0.8%

$   6,000,000   Hospital Authority of Delaware County (Indiana), Hospital                   8/01 at 102       AAA      $ 6,497,640
                 Revenue Bonds, Series 1991 (Ball Memorial Hospital),
                 6.625%, 8/01/16 (Pre-refunded to 8/01/01)


----------------------------------------------------------------------------------------------------------------------------------
                Kansas - 1.4%

    4,070,000   Sedgwick County and Shawnee County, Kansas, Single                         No Opt. Call       Aaa        4,520,793
                 Family Mortgage Revenue Bonds (Mortgaged-Backed
                 Securities Program), 1997 Series A-1, 6.950%, 6/01/29
                 (Alternative Minimum Tax)

    4,870,000   City of Topeka, Kansas, Variable Rate Demand Industrial                     8/16 at 100       AAA        6,855,158
                 Revenue Refunding Bonds, Series 1988 (Sunwest Hotel
                 Corporation Project), 9.500%, 10/01/16 (Alternative Minimum Tax)
                 (Pre-refunded to 8/15/16)


----------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 2.3%

   12,500,000   County of Jefferson, Kentucky, Pollution Control Revenue Bonds,             4/05 at 102       Aa2       13,233,375
                 1995 Series A (Louisville Gas and Electric Company Project),
                 5.900%, 4/15/23

    1,390,000   Kentucky Housing Corporation, Housing Revenue Bonds                         7/00 at 102       AAA        1,450,187
                 (FHA-Insured/VA Guaranteed), 1990 Series C Bonds,
                 8.100%, 1/01/22 (Alternative Minimum Tax)

    4,500,000   County of Warren, Kentucky, Hospital Revenue Bonds,                         4/08 at 101       AAA        4,250,880
                 Series 1998 (Bowling Green-Warren County Community
                 Hospital Corporation), 4.875%, 4/01/27


----------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 3.7%

    4,285,000   East Baton Rouge Mortgage Finance Authority, Single                         8/00 at 102       Aaa        4,450,272
                 Family Mortgage Revenue Bonds (GNMA Mortgage Backed
                 Securities Program), Series 1990A, 7.875%, 8/01/23
                 (Alternative Minimum Tax)

    4,595,000   East Baton Rouge Mortgage Finance Authority, Single                        10/07 at 102       Aaa        4,790,885
                 Family Mortgage Revenue Refunding Bonds (GNMA and
                 FNMA Mortgage-Backed Securities Program), Series 1997D,
                 5.900%, 10/01/30 (Alternative Minimum Tax)

    3,950,000   Louisiana Public Facilities Authority, Extended Care Facilities            No Opt. Call       BBB        4,643,265
                 Revenue Bonds (Comm-Care Corporation Project), Series 1994,
                 11.000%, 2/01/04

   11,545,000   Orleans Parish School Board, Public School Refunding                       No Opt. Call       AAA       15,723,828
                 Bonds, Series 1987, 9.000%, 2/01/09


----------------------------------------------------------------------------------------------------------------------------------
                Maine - 0.6%

    4,880,000   Maine State Housing Authority, Mortgage Purchase Bonds,                    10/04 at 102        AA        5,285,186
                 1994 Series C-2, 6.875%, 11/15/23 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.3%

    2,000,000   City of Gaithersburg (Maryland), First Mortgage Economic                    1/00 at 102    N/R***        2,096,760
                 Development Revenue Bonds (Asbury Methodist Home,
                 Incorporated Facility), Series 1990, 7.850%, 1/01/20
                 (Pre-refunded to 1/01/00)


----------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 11.4%

   16,250,000   City of Boston, Massachusetts, Revenue Bonds, Boston                        8/00 at 102       Aaa       17,418,863
                 City Hospital (FHA-Insured Mortgage),  Series A, 7.625%, 2/15/21
                 (Pre-refunded to 8/15/00)

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, Goddard Memorial Hospital Issue, Series B:
    3,810,000     9.000%, 7/01/15 (Pre-refunded to 7/01/00)                                 7/00 at 102       Aaa        4,124,820
    5,705,000     9.000%, 7/01/15                                                           7/00 at 102       BBB        6,055,972

      535,000   Massachusetts Housing Finance Agency, Residential Housing                   8/99 at 102        A-          548,305
                 Revenue Bonds, 1988 Series B, 8.100%, 8/01/23
                 (Alternative Minimum Tax)

   25,750,000   Massachusetts Turnpike Authority, Metropolitan Highway                      1/09 at 101       AAA       24,575,800
                 System Revenue Bonds, 1999 Series A (Subordinated), 5.000%, 1/01/39

                Massachusetts Water Resources Authority, General Revenue Bonds,
                1990 Series A:
   15,000,000     7.625%, 4/01/14 (Pre-refunded to 4/01/00)                                 4/00 at 102       AAA       15,883,950
    4,000,000     7.500%, 4/01/16 (Pre-refunded to 4/01/00)                                 4/00 at 102       AAA        4,231,200

    4,000,000   Massachusetts Water Resources Authority, General Revenue                    3/03 at 100       AAA        3,896,120
                 Refunding Bonds, Series 1993, 5.000%, 3/01/22

   16,050,000   Massachusetts Water Resources Authority, General Revenue                    8/08 at 101       AAA       15,633,342
                 Refunding Bonds, 1997 Series D, 5.000%, 8/01/24

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                Michigan - 1.9%

$   3,650,000   School District of the City of Detroit, Wayne County, Michigan,             5/09 at 101       AAA      $ 3,423,554
                 School Building and Site Improvement Bonds (Unlimited Tax
                 General Obligation), Series 1998A, 4.750%, 5/01/28

   10,000,000   City of Detroit, Michigan, Water Supply System Revenue and                 No Opt. Call       AAA       11,952,500
                 Revenue Refunding Bonds, Series 1993, 6.500%, 7/01/15


----------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.3%

    5,000,000   The Dakota County Housing and Redevelopment Authority,                     No Opt. Call       AAA        7,026,600
                 The Washington County Housing and Redevelopment Authority,
                 and the City of Bloomington, Minnesota, Single Family Residential
                 Mortgage Revenue Bonds (Mortgage Backed Program), Series 1988,
                 8.450%, 9/01/19 (Alternative Minimum Tax)

    2,860,000   City of Hopkins, Minnesota, Elderly Housing Revenue                         3/04 at 102       AAA        3,223,334
                 Refunding Bonds (St. Therese Southwest, Inc. Project),
                 Series 1994A, 6.500%, 3/01/19 (Pre-refunded to 3/01/04)


----------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.3%

    1,685,000   Mississippi Housing Finance Corporation, Single Family Mortgage            10/99 at 102       AAA        1,737,825
                 Purchase Revenue Bonds, Series 1989 (GNMA Mortgage-Backed
                 Securities Program), 8.250%, 10/15/18 (Alternative Minimum Tax)

      720,000   Mississippi Home Corporation, Single Family Senior Revenue                  9/00 at 103       AAA          762,264
                 Refunding Bonds, Series 1990A, 9.250%, 3/01/12


----------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.3%

    2,125,000   Missouri Housing Development Commission, Single Family                      3/07 at 105       AAA        2,409,750
                 Mortgage Revenue Bonds (Homeownership Loan Program),
                 1997 Series A, 7.300%, 3/01/28 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 2.2%

    3,300,000   Nebraska Higher Education Loan Program, Inc., Student Loan                  3/04 at 102       AAA        3,379,794
                 Program Revenue Bonds, 1993 Series B,
                 5.875%, 6/01/14 (Alternative Minimum Tax)

   13,330,000   Nebraska Investment Finance Authority, Single Family Housing            3/05 at 101 1/2       AAA       14,065,150
                 Revenue Bonds, 1995 Series B, 6.450%, 3/01/35
                 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                New York - 10.2%
                The City of New York, General Obligation Bonds, Fiscal 1997 Series G:
       95,000     6.000%, 10/15/26 (Pre-refunded to 10/15/07)                              10/07 at 101     A-***          107,699
    9,905,000     6.000%, 10/15/26                                                         10/07 at 101        A-       10,814,675

    7,000,000   New York City Municipal Water Finance Authority,                            6/06 at 101       AAA        7,523,530
                 Water and Sewer System Revenue Bonds, Fiscal 1996
                 Series B, 5.750%, 6/15/26

                New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1991, Series A:
   10,200,000     7.500%, 6/15/19 (Pre-refunded to 6/15/00)                             6/00 at 101 1/2       Aaa       10,811,490
   11,500,000     6.000%, 6/15/20 (Pre-refunded to 6/15/00)                                 6/00 at 100       Aaa       11,837,065

   14,235,000   Dormitory Authority of the State of New York, City University              No Opt. Call      BBB+       16,241,423
                 System Consolidated Second General Resolution Revenue Bonds,
                 Series 1990D, 8.750%, 7/01/02

   10,000,000   Dormitory Authority of the State of New York, City University               7/00 at 102       Aaa       10,704,600
                 System Consolidated, Second General Resolution Revenue Bonds,
                 Series 1990F, 7.875%, 7/01/17 (Pre-refunded to 7/01/00)

                Dormitory Authority of the State of New York, State University
                Educational Facilities Revenue Bonds, Series 1989B:
    7,935,000     7.250%, 5/15/15 (Pre-refunded to 5/15/00)                                 5/00 at 102       Aaa        8,407,133
    1,025,000     7.250%, 5/15/15 (Pre-refunded to 5/15/00)                                 5/00 at 102       AAA        1,085,988

    5,000,000   New York State Medical Care Facilities Finance Agency,                      2/00 at 102       AAA        5,259,750
                 St. Luke's-Roosevelt Hospital Center, FHA-Insured Mortgage
                 Revenue Bonds, 1989 Series B, 7.450%, 2/15/29
                 (Pre-refunded to 2/15/00)


----------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 2.9%

    2,795,000   Charlotte Mortgage Revenue Refunding Bonds (FHA-Insured                    11/07 at 100       AAA        3,103,344
                 Mortgage-Double Oaks Apartments), 7.350%, 5/15/26

   19,200,000   North Carolina Eastern Municipal Power Agency,                              1/07 at 102       AAA       20,637,312
                 Power System Revenue Refunding, Series 1996 B, 5.875%, 1/01/21

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                North Dakota - 0.2%

$   2,000,000   City of Bismarck, North Dakota, Health Care Revenue Bonds,                  7/08 at 102       AAA      $ 1,915,560
                 Series 1998A (St. Alexius Medical Center), 5.000%, 7/01/28


----------------------------------------------------------------------------------------------------------------------------------
                Oregon - 1.8%

    8,990,000   Northern Wasco County Peoples Utility District, Wasco County,              12/03 at 102       Aa1        9,006,991
                 Oregon, McNary Dam Fishway Hydroelectric Project Revenue
                 Bonds, Series 1993 (Bonneville Power Administration),
                 5.200%, 12/01/24

    2,500,000   State of Oregon, Department of General Services,                            9/00 at 102       AAA        2,681,275
                 Certificates of Participation (1990 Real Property Financing
                 Program), Series F, 7.500%, 9/01/15 (Pre-refunded to 9/01/00)

    2,500,000   Hillsboro School District No. 1J, Washington, Multnomah and                No Opt. Call       Aa3        2,601,025
                 Yamhill Counties, Oregon, General Obligation Refunding Bonds,
                 Series 1998, 5.000%, 11/01/12


----------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 1.5%

    4,905,000   McKean County Hospital Authority, Hospital Revenue Bonds,                  10/00 at 102      BBB-        5,345,714
                 Series of 1990 (Bradford Hospital Project), 8.875%, 10/01/20

    7,040,000   City of Philadelphia, Pennsylvania, Water and Wastewater                    6/03 at 100       AAA        7,011,558
                 Revenue Bonds, Series 1993, 5.000%, 6/15/16


----------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 3.9%

    4,820,000   Newport Housing Development Corporation, 1995 Multifamily                   6/03 at 100       AAA        5,392,182
                 Mortgage Revenue Refunding Bonds (Broadway-West
                 Broadway Apartments, FHA-Insured Mortgage, Section 8
                 Assisted Project), Series A, 6.800%, 8/01/24

   25,250,000   Rhode Island Health and Educational Building Corporation,                   5/07 at 102       AAA       26,597,593
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group Issue,
                 Series 1996, 5.750%, 5/15/23


----------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.4%

    3,475,000   South Carolina State Housing Finance and Development                        7/00 at 102        AA        3,615,772
                 Authority, Homeownership Mortgage Purchase Bonds,
                 1990 Series C, 7.750%, 7/01/22 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Texas - 4.8%

    2,000,000   Brazos River Authority (Texas), Collaterlized Pollution                     2/00 at 102      BBB+        2,088,900
                 Control Revenue Bonds (Texas Utilities Electric Company Project),
                 Series 1990A, 8.125%, 2/01/20 (Alternative Minimum Tax)

    3,500,000   Brazos River Authority (Texas), Collateralized Pollution                   11/03 at 102       AAA        3,599,050
                 Control Revenue Refunding Bonds (Texas Utilities Electric
                 Company Project), Series 1993A, 5.500%, 5/01/22

    2,260,000   The Cameron County Housing Finance Corporation,                             9/00 at 103       AAA        2,374,085
                 GNMA Collateralized Mortgage Revenue Refunding Bonds,
                 1990 Series B, 7.850%, 3/01/24

                Dallas Housing Corporation, Refunding and Capital Program
                Revenue Bonds (Section 8 Assisted Projects), Series 1990:
    1,000,000     7.700%, 8/01/05                                                           8/00 at 102      Baa2        1,042,990
    2,000,000     7.850%, 8/01/13                                                           8/00 at 102      Baa2        2,085,820

   13,175,000   Harris County (Texas), Hospital District Refunding Revenue                 No Opt. Call       AAA       15,817,905
                 Bonds, Series 1990, 7.400%, 2/15/10

    3,500,000   Richardson Hospital Authority (Texas), Hospital Revenue                    12/08 at 101      BBB+        3,380,090
                 Refunding and Improvement Bonds (Baylor/Richardson Medical
                 Center Project), Series 1998, 5.625%, 12/01/28

    8,200,000   Tyler Health Facilities Development Corporation (Texas), Hospital           2/09 at 102       AAA        8,206,396
                 Revenue Bonds (East Texas Medical Center Regional Healthcare
                 System Project), Series 1997D (Remarketed), 5.375%, 11/01/27


----------------------------------------------------------------------------------------------------------------------------------
                Washington - 7.6%

   11,320,000   State of Washington, General Obligation Bonds, Series 1994A,               10/03 at 100       AA+       11,278,682
                 4.750%, 10/01/13

    3,000,000   Washington Health Care Facilities Authority, Revenue                        7/00 at 102       AAA        3,188,970
                 Bonds, Series 1990 (Franciscan Health System/St. Francis
                 Community Hospital of Federal Way), 7.250%, 7/01/15
                 (Pre-refunded to 7/01/00)

    2,000,000   Washington Public Power Supply System, Nuclear Project No. 1,               7/00 at 102       AAA        2,141,100
                 Refunding Revenue Bonds, Series 1990C, 8.000%, 7/01/17
                 (Pre-refunded to 7/01/00)

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                Washington (continued)

                Washington Public Power Supply System, Nuclear Project No. 1,
                Refunding Revenue Bonds, Series 1989A:
$   1,745,000     7.500%, 7/01/15 (Pre-refunded to 7/01/99)                                 7/99 at 102       AAA      $ 1,791,801
    1,460,000     7.500%, 7/01/15 (Pre-refunded to 7/01/99)                                 7/99 at 102       Aaa        1,499,157

    5,650,000   Washington Public Power Supply System, Nuclear Project No. 2,               7/00 at 102       Aaa        5,985,836
                 Refunding Revenue Bonds, Series 1990B, 7.000%, 7/01/12
                 (Pre-refunded to 7/01/00)

   13,900,000   Washington Public Power Supply System, Nuclear Project No. 3,               1/00 at 102       AAA       14,530,226
                 Refunding Revenue Bonds, Series 1989B, 7.250%, 7/01/15
                 (Pre-refunded to 1/01/00)

   16,060,000   Washington Public Power Supply System, Nuclear Project No. 3,               7/03 at 102       AAA       16,704,006
                 Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/15

    4,500,000   Washington Public Power Supply System, Nuclear Project No. 3,               7/03 at 102       Aa1        4,599,090
                 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15


----------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 0.4%

    3,145,000   Wisconsin Housing and Economic Development Authority,                       9/99 at 102        AA        3,224,631
                 Home Ownership Revenue Bonds, 1989 Series B, 7.600%, 3/01/15
----------------------------------------------------------------------------------------------------------------------------------

$ 741,425,000   Total Investments - (cost $740,412,432) - 98.7%                                                        800,231,089
=============
                Other Assets Less Liabilities - 1.3%                                                                    10,577,555
                ------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $ 810,808,644
                ==================================================================================================================



* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Select Quality Municipal Fund, Inc. (NQS)
                            April 30,1999
                            (Unaudited)
   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                Alabama - 2.1%

$   2,900,000   The Water Works Board of the City of Arab (Alabama),                        8/01 at 102       AAA      $ 3,151,807
                 Water Revenue Bonds, Series 1991, 7.050%, 8/01/16

    2,625,000   Jefferson County, Alabama, Sewer Revenue Refunding Warrants,                2/07 at 100       AAA        2,676,424
                 Series 1997-A, 5.375%, 2/01/27

   10,000,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement                2/09 at 101       AAA       10,201,900
                 Warrants, Series 1999-A, 5.375%, 2/01/36


----------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 1.1%

    2,950,000   Arkansas Development Finance Authority, Single Family                       8/01 at 103        AA        3,094,403
                 Mortgage Revenue Refunding Bonds, 1991 Series A (FHA-Insured
                 or VA Guaranteed Mortgage Loans), 8.000%, 8/15/11

    4,500,000   City of Little Rock, Arkansas, Hotel and Restaurant Gross                  No Opt. Call         A        5,619,105
                 Receipts Tax Refunding Bonds, Series 1993, 7.375%, 8/01/15


----------------------------------------------------------------------------------------------------------------------------------
                California - 5.0%

    4,000,000   California Health Facilities Financing Authority, Kaiser                   10/08 at 102         A        3,869,640
                 Permanente Revenue Bonds, Series 1998B, 5.000%, 10/01/20

    3,125,000   State of California Department of Transportation, Refunding                 3/07 at 102       AAA        3,222,875
                 Certificates of Participation, Series 1997A, 5.250%, 3/01/16

    3,785,000   Department of Water and Power of the City of Los Angeles                    9/03 at 102       Aa3        3,853,811
                 (California), Electric Plant Refunding Revenue Bonds, Issue of 1993,
                 5.375%, 9/01/23

   15,800,000   Los Angeles County Metropolitan Transportation Authority                    7/01 at 102       Aaa       17,182,026
                 (California), Proposition A Sales Tax Revenue Refunding Bonds,
                 Series 1993-A, 6.750%, 7/01/20 (Pre-refunded to 7/01/01)

   10,000,000   San Joaquin Hills Transportation Corridor Agency, Toll Road                 1/07 at 102       AAA       10,147,400
                 Refunding Revenue Bonds, Series 1997A, 5.250%, 1/15/30


----------------------------------------------------------------------------------------------------------------------------------
                Colorado - 5.5%

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
    2,560,000     6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)    11/02 at 102       Aaa        2,860,518
    9,590,000     6.750%, 11/15/22 (Alternative Minimum Tax)                               11/02 at 102      BBB+       10,349,432

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
    5,305,000     8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)    11/01 at 102       Aaa        6,052,421
   14,695,000     8.750%, 11/15/23 (Alternative Minimum Tax)                               11/01 at 102      BBB+       16,397,857

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
    1,040,000     7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)    11/01 at 102       Aaa        1,161,690
    3,960,000     7.750%, 11/15/21 (Alternative Minimum Tax)                               11/01 at 102      BBB+        4,319,924

    1,080,000   Jefferson County, Colorado, Single Family Revenue                           4/01 at 103       AAA        1,143,947
                 Refunding Bonds, Series 1991A, 8.875%, 10/01/13


----------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 2.5%

                Connecticut Development Authority, Health Facility Refunding
                Revenue Bonds, Alzheimer's Resource Center of Connecticut,
                Inc. Project, Series 1991A:
    7,340,000     10.000%, 8/15/21 (Pre-refunded to 8/15/01)                                8/01 at 103    N/R***        8,540,751
    9,785,000     7.250%, 8/15/21                                                           8/04 at 102       N/R       10,533,553


----------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 1.0%

    5,000,000   District of Columbia (Washington, D.C.), General Obligation                No Opt. Call       AAA        5,591,450
                 Bonds, Series 1998B, 6.000%, 6/01/11

    1,615,000   District of Columbia Housing Finance Agency, Collateralized                12/00 at 102       AAA        1,710,075
                  Series 1990A, 8.100%, 12/01/23 (Alternative Minimum Tax)

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                Florida - 2.0%

$  14,250,000   Jacksonville Electric Authority (Jacksonville, Florida), Bulk Power    10/00 at 101 1/2       Aaa      $15,117,540
                 Supply System Revenue Bonds (Scherer 4 Project, Issue One,
                 Series 1991A), 6.750%, 10/01/21 (Pre-refunded to 10/01/00)


----------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 2.3%

   16,000,000   Department of Budget and Finance of the State of Hawaii,                    7/01 at 102       AAA       17,626,880
                 Special Purpose Revenue Bonds, Kapiolani Health Care System
                 Obligated Group (Pali Momi Medical Center Project), Series 1991,
                 7.650%, 7/01/19 (Pre-refunded to 7/01/01)


----------------------------------------------------------------------------------------------------------------------------------
                Illinois - 5.6%

   11,605,000   City of Chicago, General Obligation Bonds (Emergency                        1/03 at 102       AAA       12,548,370
                 Telephone System), Series 1993, 5.625%, 1/01/23
                 (Pre-refunded to 1/01/03)

    5,000,000   City of Chicago, General Obligation Bonds, Project and                      1/06 at 102       AAA        4,887,950
                 Refunding Series 1995B, 5.125%, 1/01/25

   30,000,000   Chicago School Reform Board of Trustees of the Board of                    No Opt. Call       AAA        7,353,600
                 Education of the City of Chicago, Illinois, Unlimited Tax General
                 Obligation Bonds (Dedicated Tax Revenues), Series 1998A,
                 0.000%, 12/01/25

                Illinois Development Finance Authority, Multi-Family Housing
                Bonds, Series 1990 (Affordable Housing Preservation Foundation
                Project), Subseries A (FHA-Insured Mortgage Loans - Lawless
                Gardens Project):
      775,000     7.650%, 7/01/07                                                           1/02 at 105       AAA          849,284
    6,780,000     7.650%, 12/31/31                                                          1/02 at 105       AAA        7,404,777

    1,585,000   Illinois Housing Development Authority, Multi-Family                        7/01 at 102        A+        1,683,191
                 Housing Bonds, 1991 Series C, 7.400%, 7/01/23

    7,375,000   Metropolitan Pier and Exposition Authority (Illinois),                     No Opt. Call       AAA        7,855,481
                 McCormick Place Expansion Project, Refunding Bonds,
                 Series 1998A, 5.500%, 12/15/23


----------------------------------------------------------------------------------------------------------------------------------
                Indiana - 2.5%

    8,640,000   Avon Community School Building Corporation, First Mortgage                  7/04 at 101       AAA        8,868,528
                 Bonds, Series 1994 (Hendricks County, Indiana), 5.500%, 1/01/16

    5,100,000   Beacon Heights Housing Development Corporation,                             6/01 at 100       AAA        5,313,537
                 1991 Multifamily Mortgage Revenue Refunding Bonds,
                 (FHA-Insured Mortgage-Section 8 Assisted Project), Series A,
                 7.625%, 2/01/21

    5,000,000   Indiana Health Facility Financing Authority, Hospital Revenue               5/09 at 101       Aaa        4,785,300
                 Bonds, Series 1999A (Sisters of St. Francis Health Services, Inc.
                 Project), 5.000%, 11/01/29

    1,080,000   Michigan City Housing Development Corporation,                              6/01 at 100       AAA        1,118,977
                 1991 Multifamily Mortgage Revenue Refunding Bonds
                 (FHA-Insured Mortgage-Section 8 Assisted Project), Series A,
                 7.625%, 2/01/21


----------------------------------------------------------------------------------------------------------------------------------
                Kansas - 2.4%

    7,875,000   City of Merriam, Kansas, Hospital Refunding Revenue                         9/01 at 102       AAA        8,457,435
                 Bonds, Series 1991C (Shawnee Mission Medical
                 Center, Inc. Project), 7.250%, 9/01/04 (Pre-refunded to 9/01/01)

    8,800,000   City of Merriam, Kansas, Hospital Refunding Revenue Bonds,                  9/01 at 102       AAA        9,655,008
                 Series 1991B (Shawnee Mission Medical Center, Inc. Project),
                 7.250%, 9/01/21 (Pre-refunded to 9/01/01)


----------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 0.4%

    3,015,000   Lakeland Wesley Village, Inc., Mortgage Revenue Refunding                  11/01 at 103        Aa        3,168,554
                 Bonds (Lakeland Wesley Village I Elderly-Section 8 Assisted
                 Project/FHA-Insured Mortgage), Series 1991, 7.500%, 11/01/21


----------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 0.2%

    1,360,000   Calcasieu Parish Public Trust Authority (Louisiana),                        6/01 at 103        A1        1,437,846
                 Mortgage Revenue Refunding Bonds, 1991  Series A,
                 7.750%, 6/01/12


----------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 5.3%

    7,375,000   Boston Housing Development Corporation, Mortgage Revenue                    1/04 at 102       AAA        7,477,070
                 Refunding Bonds, Series 1994A (FHA- Insured Mortgage Loans-
                 Section 8 Assisted Projects), 5.500%, 7/01/24

    5,000,000   Massachusetts Bay Transportation Authority, General                         3/07 at 101       AA-        4,833,000
                 Transportation System Bonds, 1998 Series B, 5.000%, 3/01/28

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                Massachusetts (continued)

$   2,000,000   Massachusetts Health and Educational Facilities Authority,                  6/01 at 102     A3***      $ 2,224,040
                 Revenue Bonds, Lowell General Hospital Issue, Series A,
                 8.400%, 6/01/11 (Pre-refunded to 6/01/01)

   19,025,000   Massachusetts Water Resources Authority, General Revenue                    4/00 at 100       AAA       19,502,337
                 Bonds, 1990 Series A, 6.000%, 4/01/20 (Pre-refunded to 4/01/00)

    6,300,000   Somerville Housing Authority (Massachusetts), Mortgage                      5/00 at 102       AAA        6,558,363
                 Revenue Bonds, Series 1990 (GNMA Collateralized - Clarendon
                 Hill Towers Project), 7.950%, 11/20/30


----------------------------------------------------------------------------------------------------------------------------------
                Michigan - 1.7%

    3,625,000   Fowlerville Community Schools, Counties of Livingston,                      5/07 at 100       AAA        3,973,363
                 Ingham, and Shiawassee, State of Michigan, 1996 School Building
                 and Site Bonds, 5.600%, 5/01/26 (Pre-refunded to 5/01/07)

    7,890,000   Michigan State Hospital Finance Authority, Hospital Revenue                 8/01 at 102       Aaa        8,703,065
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1991A, 7.500%, 8/15/11 (Pre-refunded to 8/15/01)


----------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.8%

    3,465,000   Chisago County, Southcentral Minnesota Multi-County                   3/04 at 102 27/32       AAA        3,742,235
                 and Stearns County Housing and Redevelopment Authorities,
                 Single Family Mortgage Revenue Refunding Bonds (Fannie Mae
                 Mortgage-Backed Securities Program), Series 1994B,
                 7.050%, 9/01/27 (Alternative Minimum Tax)

                The Dakota, Washington, and Stearns Counties Housing and
                Redevelopment Authority, Single Family Mortgage Revenue
                Refunding Bonds (Fannie Mae Mortgage-Backed Securities Program),
                Series 1994A:
    1,355,000     6.600%, 9/01/17 (Alternative Minimum Tax)                                 3/04 at 102       AAA        1,437,669
      980,000     6.700%, 3/01/21 (Alternative Minimum Tax)                                 3/04 at 102       AAA        1,040,456


----------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.2%

    1,420,000   Goodman Housing Development Corporation, 1991                               8/01 at 100       AAA        1,472,284
                 Multifamily Mortgage Revenue Refunding Bonds,
                 Goodhaven Manor (FHA-Insured Mortgage, Section 8
                 Assisted Project), Series A, 7.625%, 2/01/22


----------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 1.5%

   10,550,000   Nebraska Investment Finance Authority, Single Family Housing            3/05 at 101 1/2       AAA       11,232,269
                 Revenue Bonds, 1995 Series A, 6.800%, 3/01/35
                 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Nevada - 1.5%

   10,000,000   Clark County School District, Nevada, General Obligation                    6/06 at 101       AAA       11,241,300
                 (Limited Tax), School Improvement Bonds, Series 1996,
                 6.000%, 6/15/15


----------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 2.5%

    4,420,000   New Jersey Housing and Mortgage Finance Agency,                            11/01 at 102       AA+        4,696,869
                 Section 8 Bonds, 1991 Series A, 6.850%, 11/01/06

   13,920,000   The Pollution Control Financing Authority of Salem County                  11/03 at 102       AAA       14,446,037
                 (New Jersey), Pollution Control Revenue Refunding Bonds,
                 1993 Series C (Public Service Electric and Gas Company Project),
                 5.550%, 11/01/33


----------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 1.4%

   10,000,000   City of Farmington, New Mexico, Pollution Control Refunding                 4/09 at 102       AAA        9,893,900
                 Revenue Bonds (Southern California Edison Company-Four
                 Corners Project), 1999 Series A, 5.125%, 4/01/29

      935,000   New Mexico Mortgage Finance Authority, Single Family                        9/99 at 102       AA-          959,123
                 Mortgage Program Senior Bonds, 1989 Series A (Federally
                 Insured or Guaranteed Mortgage Loans), 7.800%, 3/01/21
                 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                New York - 13.2%

                The City of New York, General Obligation Bonds, Fiscal 1991 Series F:
    5,000,000     8.250%, 11/15/10 (Pre-refunded to 11/15/01)                          11/01 at 101 1/2       AAA        5,635,200
    7,750,000     8.250%, 11/15/15 (Pre-refunded to 11/15/01)                          11/01 at 101 1/2       AAA        8,734,560

    4,000,000   The City of New York, General Obligation Bonds,                             2/08 at 101        A-        4,113,920
                 Fiscal 1998 Series F, 5.250%, 8/01/14

                The City of New York, General Obligation Bonds, Fiscal 1997
                Series G:
       90,000     6.000%, 10/15/26 (Pre-refunded to 10/15/07)                              10/07 at 101     A-***          102,030
    9,200,000     6.000%, 10/15/26                                                         10/07 at 101        A-       10,044,928

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

$  11,240,000   The City of New York (New York), General Obligation Bonds,                  3/09 at 101        A-      $11,423,212
                 Fiscal 1999 Series H, 5.250%, 3/15/16

    5,000,000   New York City Health and Hospitals Corporation, Health System               2/09 at 101       AAA        4,907,700
                 Bonds, 1999 Series A, 5.000%, 2/15/20

   10,000,000   Dormitory Authority of the State of New York, Mental Health                 8/08 at 101       AAA        9,801,600
                 Services Facilities Improvement Revenue Bonds, Series 1998D,
                 5.000%, 2/15/23

    6,000,000   New York Local Government Assistance Corporation (A Public                  4/02 at 102       AAA        6,669,360
                 Benefit Corporation of the State of New York), Series 1991D Bonds,
                 7.000%, 4/01/18 (Pre-refunded to 4/01/02)

      100,000   New York State Medical Care Facilities Finance Agency, Hospital             8/99 at 101       AAA          102,392
                 and Nursing Home, FHA-Insured Mortgage Revenue Bonds,
                 Series 1988, 8.000%, 2/15/28

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1991
                Series B:
    1,020,000     7.600%, 2/15/06 (Pre-refunded to 8/15/01)                                 8/01 at 102     A-***        1,127,100
      595,000     7.600%, 2/15/06                                                           8/01 at 102        A-          652,275
    1,010,000     7.600%, 8/15/06 (Pre-refunded to 8/15/01)                                 8/01 at 102     A-***        1,116,050
      580,000     7.600%, 8/15/06                                                           8/01 at 102        A-          635,831
    5,970,000     7.625%, 8/15/17 (Pre-refunded to 8/15/01)                                 8/01 at 102     A-***        6,600,074
    1,980,000     7.625%, 8/15/17                                                           8/01 at 102        A-        2,167,268

                New York Medical Care Facilities Finance Agency, Mental Health
                Services Facilities Improvement Revenue Bonds, 1991 Series D:
    5,380,000     7.400%, 2/15/18 (Pre-refunded to 2/15/02)                                 2/02 at 102     A-***        5,997,785
       40,000     7.400%, 2/15/18                                                           2/02 at 102        A-

   12,940,000   New York State Urban Development Corporation,
                 1996 Corporate Purpose Senior Lien Bonds,  5.500%, 7/01/26                 7/06 at 102       AAA       13,424,732

    6,000,000   New York State Urban Development Corporation, Correctional                  1/01 at 102       Aaa        6,496,140
                 Capital Facilities Revenue Bonds, Series 2, 7.500%, 1/01/18
                 (Pre-refunded to 1/01/01)


----------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 3.1%

    5,000,000   North Carolina Medical Care Commission, Health Care Revenue                10/08 at 101       AAA        4,868,300
                 Bonds (Novant Health Project), Series 1998B, 5.000%, 10/01/28

   18,555,000   North Carolina Eastern Municipal Power Agency, Power System                 1/03 at 100       AAA       18,889,176
                 Revenue Bonds, Refunding Series 1993B, 5.500%, 1/01/17


----------------------------------------------------------------------------------------------------------------------------------
                Ohio - 1.0%

    5,000,000   Akron, Bath and Copley Joint Township Hospital District,                   11/09 at 101      Baa1        4,787,100
                 Ohio, Hospital Facilities Revenue Bonds, Series 1998A (Summa
                 Health System Project), 5.375%, 11/15/18

    1,230,000   Toledo-Lucas County Port Authority, Development Revenue                    11/00 at 102       N/R        1,279,102
                 Bonds (Northwest Ohio Bond Fund), Series 1989C,
                 8.400%, 11/15/09 (Alternative Minimum Tax)

    1,550,000   Toledo-Lucas County Port Authority, Development Revenue                     5/99 at 100       N/R        1,554,309
                 Bonds (Northwest Ohio Bond Fund), Series 1989D,
                 8.500%, 11/15/00 (Alternative Minimum Tax)

      165,000   Toledo-Lucas County Port Authority, Development Revenue                    No Opt. Call    N/R***          169,752
                 Bonds (Northwest Ohio Bond Fund), Series 1990D,
                 8.500%, 5/15/00 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 4.0%

    7,800,000   Oklahoma County Home Finance Authority (Oklahoma),                          7/01 at 102       Aaa        8,226,036
                 Single Family Mortgage Revenue Refunding Bonds,
                 1991 Series A, 8.750%, 7/01/12

   21,025,000   Trustees of the Tulsa Municipal Airport Trust, Revenue                      6/01 at 102      Baa2       22,669,155
                 Bonds, Series 1991, 7.600%, 12/01/30 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 1.7%

    2,000,000   Philadelphia Authority for Industrial Development, Airport                  7/08 at 101       AAA        1,917,300
                 Revenue Bonds, Series 1998A (Philadelphia Airport System
                 Project), 5.000%, 7/01/23 (Alternative Minimum Tax)

   10,000,000   City of Philadelphia, Pennsylvania, Water and Sewer Revenue                 8/01 at 100       AAA       10,738,800
                 Bonds, Sixteenth Series, 7.000%, 8/01/18 (Pre-refunded to 8/01/01)

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 0.9%

$   7,500,000   Rhode Island Health and Educational Building Corporation,                   4/09 at 101       AAA      $ 7,201,875
                 Higher Education Facility Revenue Bonds, Johnson and Wales
                 University Issue, Series 1999, 5.000%, 4/01/29


----------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 1.3%

    5,000,000   Charleston County, South Carolina, Revenue Bonds,                           8/09 at 101       AAA        4,846,400
                 Series 1999A (CareAlliance Health Services), 5.000%, 8/15/28

    5,000,000   Oconee County, South Carolina, Pollution Control Facilities                 4/03 at 102       Aa2        5,322,600
                 Revenue Refunding Bonds, Series 1993 (Duke Power
                 Company Project), 5.800%, 4/01/14


----------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 2.0%

    7,490,000   City of Sioux Falls, South Dakota, Revenue Refunding Bonds,                10/14 at 100       AAA        9,845,305
                 Series 1989 (Great Plains Hotel Corporation Project),
                 8.500%, 11/01/16 (Alternative Minimum Tax)
                 (Pre-refunded to 10/15/14)

    5,000,000   South Dakota Housing Development Authority, Homeownership                  11/06 at 102       AAA        5,354,100
                 Mortgage Bonds, 1996 Series D, 6.300%, 5/01/27
                 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 2.4%

    7,220,000   The Metropolitan Government of Nashville and Davidson                       5/02 at 102       AAA        7,869,872
                 County (Tennessee), General Obligation Multi-Purpose
                 Improvement Bonds, Series 1994, 6.150%, 5/15/25
                 (Pre-refunded to 5/15/02)

    5,500,000   The Tennessee Energy Acquisition Corporation, Gas Revenue                  No Opt. Call       AAA        5,547,740
                 Bonds, Series 1998A, 4.500%, 9/01/08

    4,420,000   Tennessee Housing Development Agency, Homeownership                         7/01 at 102        AA        4,595,386
                 Program Bonds, Issue V, 7.650%, 7/01/22 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Texas - 5.9%

    8,580,000   Brazos River Authority (Texas), Collaterlized Pollution                     2/00 at 102      BBB+        8,961,381
                 Control Revenue Bonds (Texas Utilities Electric Company Project),
                 Series 1990A, 8.125%, 2/01/20 (Alternative Minimum Tax)

    3,500,000   Comal County Health Facilities Development Corporation,                     1/01 at 102       AAA        3,710,035
                 Hospital Revenue Refunding Bonds (McKenna Memorial Hospital,
                 FHA-Insured Project), Series 1991, 7.375%, 1/15/21

    8,475,000   El Paso Housing Finance Corporation, Single Family Mortgage                 4/01 at 103        A2        9,258,344
                 Revenue Refunding Bonds, Series 1991A, 8.750%, 10/01/11

    2,280,000   The Harrison County Finance Corporation, Single Family                     12/01 at 103        A1        2,409,686
                 Mortgage Revenue Refunding Bonds, Series 1991, 8.875%, 12/01/11

    5,000,000   City of Houston, Texas, Airport System Subordinate Lien Revenue             7/08 at 100       AAA        4,792,000
                 Bonds, Series 1998B, 5.000%, 7/01/25 (Alternative Minimum Tax)

    9,000,000   Matagorda County Navigation District Number One (Texas),                   No Opt. Call       AAA        8,892,000
                 Collateralized Revenue Refunding Bonds (Houston Lighting and
                 Power Company Project), Series 1997, 5.125%, 11/01/28
                 (Alternative Minimum Tax)

    2,395,000   Panhandle Regional Housing Finance Corporation, Single Family               5/01 at 100       AAA        2,464,575
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1991A, 7.500%, 5/01/24 (Alternative Minimum Tax)

    4,560,000   Winter Garden Housing Finance Corporation, Single Family                    4/04 at 103       AAA        4,892,789
                 Mortgage Revenue Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), Series 1994, 6.950%, 10/01/27
                 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Utah - 4.0%

   13,650,000   Intermountain Power Agency, Power Supply Revenue Refunding                  7/03 at 102       AAA       13,967,499
                 Bonds, 1993 Series A, 5.500%, 7/01/20

   16,550,000   Utah County, Utah, Hospital Revenue Bonds, Series 1997                      8/07 at 101       AAA       16,347,594
                 (IHC Health Services, Inc.), 5.250%, 8/15/26


----------------------------------------------------------------------------------------------------------------------------------
                Washington - 9.9%

                Municipality of Metropolitan Seattle, Washington, Sewer Refunding
                Revenue Bonds, Series Z:
    2,160,000     5.450%, 1/01/16                                                           1/03 at 102       AAA        2,222,230
    3,095,000     5.450%, 1/01/17                                                           1/03 at 102       AAA        3,174,913
    2,490,000     5.450%, 1/01/19                                                           1/03 at 102       AAA        2,532,131
    1,800,000     5.450%, 1/01/20                                                           1/03 at 102       AAA        1,827,450

    4,000,000   Washington Public Power Supply System, Nuclear Project No. 1,               1/00 at 102       AAA        4,185,280
                 Refunding Revenue Bonds, Series 1989B, 7.400%, 7/01/09
                 (Pre-refunded to 1/01/00)

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                Washington (continued)

$  10,000,000   Washington Public Power Supply System, Nuclear Project No. 1,               7/07 at 102       AAA      $10,086,100
                 Refunding Revenue Bonds, Series 1997A, 5.125%, 7/01/16

                Washington Public Power Supply System, Nuclear Project No. 2,
                Refunding Revenue Bonds, Series 1992A:
    7,880,000     6.250%, 7/01/12 (Pre-refunded to 7/01/02)                                 7/02 at 102       Aaa        8,621,823
    2,130,000     6.250%, 7/01/12                                                           7/02 at 102       Aa1        2,298,482

    2,000,000   Washington Public Power Supply System, Nuclear Project No. 2,               7/00 at 102       AAA        2,126,920
                 Refunding Revenue Bonds, Series 1990A, 7.375%, 7/01/12
                 (Pre-refunded to 7/01/00)

    5,000,000   Washington Public Power Supply System, Nuclear Project No. 2,               7/00 at 102       Aaa        5,297,200
                 Refunding Revenue Bonds, Series 1990B, 7.000%, 7/01/12
                 (Pre-refunded to 7/01/00)

    5,000,000   Washington Public Power Supply System, Nuclear Project No. 2,               7/04 at 102       Aa1        5,186,100
                 Refunding Revenue Bonds, Series 1994A, 5.375%, 7/01/11

   24,060,000   Washington Public Power Supply System, Nuclear Project No. 3,               1/00 at 102       AAA       25,150,880
                 Refunding Revenue Bonds, Series 1989B, 7.250%, 7/01/15
                 (Pre-refunded to 1/01/00)

    2,935,000   Washington Public Power Supply System, Nuclear Project No. 3,               7/03 at 102       Aa1        2,999,628
                 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15


----------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 1.6%

   11,080,000   Wisconsin Center District, Junior Dedicated Tax Revenue Bonds,             12/06 at 101      A***       12,282,180
                 Series 1996B, 5.750%, 12/15/27 (Pre-refunded to 12/15/06)
----------------------------------------------------------------------------------------------------------------------------------
$ 735,125,000   Total Investments - (cost $702,372,600) - 98.5%                                                        752,412,374
=============
                Other Assets Less Liabilities - 1.5%                                                                    11,842,532
                ------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $764,254,906
                ==================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Quality Income Municipal Fund, Inc. (NQU)
                            April 30,1999
                            (Unaudited)
   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                Alabama - 2.9%

$   5,180,000   Alabama Drinking Water Finance Authority, Revolving Fund                    9/08 at 100       AAA      $ 4,973,577
                 Loan Bonds, Series 1998A, 4.850%, 8/15/22

    6,500,000   The Governmental Utility Services Corporation of the                        6/08 at 102       AAA        6,524,180
                 City of Bessemer (Alabama), Water Supply Revenue Bonds,
                 Series 1998, 5.200%, 6/01/24

   17,000,000   The Industrial Development Board of the Town of Courtland,                  6/05 at 102      Baa1       17,893,690
                 Pollution Control Refunding Revenue Bonds (Champion International
                 Corporation Project), Series 1995, 6.150%, 6/01/19

    6,480,000   The Industrial Development Board of the Town of Courtland,                 10/08 at 102      Baa1        6,312,038
                 Solid Waste Disposal Revenue Bonds (Champion International
                 Corporation Project), Refunding Series 1998A, 5.700%, 10/01/28
                 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Alaska - 1.8%

    6,750,000   Alaska Housing Finance Corporation, General Housing                        12/02 at 102    Aa2***        7,499,318
                 Purpose Bonds, 1992 Series A, 6.600%, 12/01/23
                 (Pre-refunded to 12/01/02)

   14,590,000   Alaska State Housing Finance Corporation,                                  12/05 at 102       AAA       15,295,135
                 Governmental Purpose Bonds, 1995 Series A, 5.875%, 12/01/30


----------------------------------------------------------------------------------------------------------------------------------
                Arizona - 0.5%

    5,375,000   Yuma Regional Medical Center on Behalf of Hospital                      8/02 at 101 1/2    N/R***        6,147,388
                 District No. 1 of Yuma County, Arizona, Hospital Revenue
                 Improvement and Refunding Bonds (Yuma Regional Medical Center
                 Project), Series 1992, 8.000%, 8/01/17 (Pre-refunded to 8/01/02)


----------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.9%

    2,660,000   Arkansas Development Finance Authority, Single Family                       8/01 at 103        AA        2,790,207
                 Mortgage Revenue Refunding Bonds, 1991 Series A (FHA-Insured
                 or VA Guaranteed Mortgage Loans), 8.000%, 8/15/11

    5,990,000   Arkansas Development Finance Authority, Single Family                       7/05 at 102       AAA        6,450,152
                 Mortgage Revenue Bonds, 1995 Series B (Mortgage-Backed
                 Securities Program), 6.700%, 7/01/27 (Alternative Minimum Tax)

    1,435,000   Little River County, Arkansas, Refunding Revenue Bonds                     10/07 at 102      Baa2        1,440,998
                 (Georgia-Pacific Corporation Project), Series 1998,
                 5.600%, 10/01/26 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                California - 10.4%

   10,580,000   Brea Public Financing Authority, Orange County, California,                 8/01 at 102       AAA       11,588,591
                 1991 Tax Allocation Revenue Bonds, Series A (Redevelopment
                 Project AB), 7.000%, 8/01/15 (Pre-refunded to 8/01/01)

    4,420,000   Brea Public Financing Authority, Tax Allocation, 7.000%, 8/01/15            8/01 at 102       AAA        4,804,098

    3,475,000   California Housing Finance Agency, Home Mortgage Revenue                    8/01 at 102       AA-        3,650,279
                 Bonds, 1991 Series G, 7.050%, 8/01/27 (Alternative Minimum Tax)

    5,860,000   California Housing Finance Agency, Multifamily Housing                  8/08 at 101 1/2       AAA        5,973,098
                 Revenue Bonds III, 1998 Series A, 5.450%, 8/01/28
                 (Alternative Minimum Tax)

    3,000,000   California Health Facilities Financing Authority, Kaiser                    5/03 at 102         A        3,049,620
                 Permanente Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

   13,750,000   State of California, General Obligation Bonds, 4.500%, 12/01/18            12/08 at 101       Aa3       12,872,613

    5,000,000   State of California, Veterans General Obligation Bonds, Series BH,         12/03 at 102       AA-        5,135,300
                 5.600%, 12/01/32 (Alternative Minimum Tax)

    9,250,000   State of California, Veterans General Obligation Bonds, Series BL,         12/08 at 101       Aa3        9,498,455
                 5.300%, 12/01/12 (Alternative Minimum Tax)

   10,500,000   State of California, General Obligation Refunding Bonds,                    2/08 at 101       Aa3       10,328,220
                  5.000%, 2/01/21

   10,000,000   State of California, Veterans General Obligation Bonds,                    12/03 at 101       Aa3       10,148,400
                 Series BN (Non-AMT), 5.450%, 12/01/28

    3,500,000   State Public Works Board of the State of California,                       10/02 at 102       Aaa        3,911,040
                 Lease Revenue Bonds (The Trustees of The California State
                 University), 1992 Series A (Various California State University
                 Projects), 6.625%, 10/01/10 (Pre-refunded to 10/01/02)

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                California (continued)

$  17,000,000   State Public Works Board of the State of California, Lease                 11/04 at 102       Aaa      $20,043,170
                 Revenue Bonds (Department of Corrections), 1994 Series A
                 (California State Prison-Monterey County (Soledad II)),
                 7.000%, 11/01/19 (Pre-refunded to 11/01/04)

    2,500,000   The Community Redevelopment Agency of the City of                           7/00 at 100    BBB***        2,533,425
                 Los Angeles, California, Central Business District Redevelopment
                 Project, Tax Allocation Refunding Bonds, Series G, 6.750%, 7/01/10

    3,000,000   Department of Water and Power of the City of Los Angeles,                   4/02 at 102     AA***        3,282,240
                 California, Water Works Revenue Bonds, Issue of 1992,
                 6.500%, 4/15/32

    6,700,000   County of Orange, California, 1996 Recovery Certificates of                 7/06 at 102       AAA        7,275,597
                 Participation, Series A, 6.000%, 7/01/26

    2,000,000   City of Redwood, City Public Financing Authority,                           7/01 at 102     A-***        2,195,640
                 1991 Local Agency Revenue Bonds, Series B, 7.250%, 7/15/11
                 (Pre-refunded to 7/15/01)

    9,190,000   City of San Jose Financing Authority (Santa Clara County,                   9/01 at 102        A+        9,747,557
                 California), 1993 Revenue Bonds, Series C (Convention Center
                 Refunding Project), 6.400%, 9/01/22

    2,705,000   Southern California Home Financing Authority, Single Family                 3/01 at 102       AAA        2,832,189
                 Mortgage Revenue Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), 1991 Issue A, 7.350%, 9/01/24
                 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Colorado - 4.6%

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1990A:
    8,765,000     8.500%, 11/15/23 (Alternative Minimum Tax)                               11/00 at 102      BBB+        9,442,885
   15,910,000     8.000%, 11/15/25 (Alternative Minimum Tax)                               11/00 at 102      BBB+       17,023,382

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
    3,425,000     8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)    11/01 at 102       Aaa        3,907,548
    9,485,000     8.750%, 11/15/23 (Alternative Minimum Tax)                               11/01 at 102      BBB+       10,584,122
    3,040,000     8.000%, 11/15/25 (Alternative Minimum Tax)                               11/01 at 100      BBB+        3,284,051

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
    3,165,000     7.750%, 11/15/21 (Alternative Minimum Tax)                               11/01 at 102      BBB+        3,452,667
    3,825,000     7.000%, 11/15/25 (Alternative Minimum Tax)                               11/01 at 100      BBB+        4,046,009

    5,110,000   County of Pueblo, Colorado, Hospital Refunding and Improvement              9/01 at 100    N/R***        5,625,241
                 Revenue Bonds (Parkview Episcopal Medical Center, Inc. Project),
                 Series 1991B, 8.300%, 9/01/11 (Pre-refunded to 9/01/01)


----------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.2%

    5,250,000   Dade County Industrial Development Authority, Solid Waste                   2/01 at 102       AA-        5,624,325
                 Disposal Revenue Bonds (Florida Power and Light Company Project),
                 Series 1991, 7.150%, 2/01/23 (Alternative Minimum Tax)

    8,485,000   St. Lucie County, Florida, Solid Waste Disposal Revenue                     2/01 at 102       AA-        9,080,902
                 Bonds (Florida Power and Light Company Project), Series 1991,
                 7.150%, 2/01/23 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Georgia - 2.0%

    2,900,000   Clayton County Hospital Authority, Revenue Anticipation                     8/01 at 102       AAA        3,134,726
                 Certificates (Southern Regional Medical Center Project),
                 Georgia, Series 1991, 6.500%, 8/01/10 (Pre-refunded to 8/01/01)

    4,500,000   Clayton County Hospital Authority, Revenue Anticipation                     8/01 at 102       AAA        4,912,470
                 Certificates (Southern Regional Medical Center Project),
                 Georgia, Series 1991, 7.000%, 8/01/13 (Pre-refunded to 8/01/01)

   15,900,000   The Fulton-De Kalb Hospital Authority, Georgia, Revenue                     1/01 at 102       AAA       17,048,139
                 Certificates, Series 1991 (Grady Memorial Hospital),
                 6.900%, 1/01/20 (Pre-refunded to 1/01/01)


----------------------------------------------------------------------------------------------------------------------------------
                Illinois - 9.6%

                Central Lake County Joint Action Water Agency, Lake County,
                Illinois, Water Revenue Bonds, Series 1990A:
    6,000,000     7.000%, 5/01/19 (Pre-refunded to 5/01/00)                                 5/00 at 102       AAA        6,334,500
   10,000,000     7.000%, 5/01/20 (Pre-refunded to 5/01/01)                                 5/01 at 102       AAA       10,846,700

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series
                1998B-1:
    9,400,000     0.000%, 12/01/14                                                         No Opt. Call       AAA        4,300,876
    4,400,000     0.000%, 12/01/15                                                         No Opt. Call       AAA        1,899,260

    6,260,000   City of Chicago, Chicago-O'Hare International Airport, Special             11/00 at 103      Baa2        6,854,637
                 Facility Revenue Bonds (United Air Lines, Inc. Project),
                 Series 1984B, 8.850%, 5/01/18

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

$  24,430,000   The County of Cook, Illinois, General Obligation Bonds,                    11/01 at 102       AAA      $26,730,817
                 Series 1991, 6.750%, 11/01/18 (Pre-refunded to 11/01/01)

                Illinois Development Finance Authority, Multi-Family Housing
                Revenue Bonds, Series 1992 (Town and Garden Apartments Project):
    5,350,000     7.800%, 3/01/06 (Alternative Minimum Tax)                                 3/02 at 102      BBB+        5,788,112
    1,150,000     7.200%, 9/01/08 (Alternative Minimum Tax)                                 3/02 at 102      BBB+        1,226,234

   11,000,000   Illinois Health Facilities Authority, Hospital Revenue Bonds,              11/03 at 102       AAA       12,643,950
                 Series 1993-A (Hindsdale Hospital), 7.000%, 11/15/19

    2,800,000   Illinois Housing Development Authority, Section 8 Elderly                   9/02 at 102         A        2,955,316
                 Housing Revenue Bonds (Garden House of Maywood Development),
                 Series 1992, 7.000%, 9/01/18

    5,265,000   Illinois Health Facilities Authority (Rockford Memorial Hospital),          8/01 at 100       AAA        5,540,833
                 Revenue Refunding Bonds, Series 1991A, 6.000%, 8/15/21
                 (Pre-refunded to 8/15/01)

   14,500,000   Illinois Health Facilities Authority, Revenue Bonds,                        8/01 at 102        AA       15,658,550
                 Series 1991 (Northwestern Memorial Hospital),
                 6.750%, 8/15/11

    3,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,              8/01 at 102       AAA        3,258,210
                 Series 1991 (Sherman Hospital Project), 6.750%, 8/01/21
                 (Pre-refunded to 8/01/01)

    3,590,000   Joliet Regional Port District Airport Facilities, Revenue Bonds,            7/07 at 103       N/R        3,782,639
                 Lewis University Airport, Series 1997A, 7.250%, 7/01/18
                 (Alternative Minimum Tax)

   10,575,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake,                6/02 at 100       AAA       11,172,170
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992A, 6.125%, 6/01/22


----------------------------------------------------------------------------------------------------------------------------------
                Indiana - 1.0%

    5,905,000   Indiana Health Facility Financing Authority, Hospital Revenue               7/01 at 102       AAA        6,427,356
                 Bonds, Series 1992 (Community Hospitals Projects),
                 7.000%, 7/01/11 (Pre-refunded to 7/01/01)

    5,125,000   City of Petersburg, Indiana, Pollution Control Refunding Revenue           12/04 at 102       Aa2        5,749,533
                 Bonds, Series 1995A (Indianapolis Power and Light Company Project),
                 6.625%, 12/01/24


----------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.4%

    4,500,000   Polk County, Iowa, Health Facilities Revenue Bonds, Catholic               11/01 at 101       AAA        4,882,590
                 Health Corporation (Mercy Health Center of Central Iowa Project),
                 Series 1991, 6.750%, 11/01/15 (Pre-refunded to 11/01/01)


----------------------------------------------------------------------------------------------------------------------------------
                Kansas - 1.5%

                City of Merriam, Kansas, Hospital Refunding Revenue Bonds,
                Series 1991B (Shawnee Mission Medical Center, Inc. Project):
    7,380,000     7.250%, 9/01/11 (Pre-refunded to 9/01/01)                                 9/01 at 102       AAA        8,097,041
   10,000,000     7.250%, 9/01/21 (Pre-refunded to 9/01/01)                                 9/01 at 102       AAA       10,971,600


----------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 2.0%

   10,000,000   City of Danville, Kentucky, Multi-City Lease Revenue Bonds                  3/02 at 102       AAA       11,031,300
                 (Louisville and Jefferson County Metropolitan Sewer District,
                 Sewer and Drainage System Revenue Project), Series 1991-G,
                 6.800%, 3/01/19 (Pre-refunded to 3/01/02)

    3,000,000   Kentucky Development Finance Authority, Hospital Facilities                 9/01 at 102    N/R***        3,280,320
                 Revenue Bonds, Series 1991 (St. Claire Medical Center, Inc. Project),
                 7.125%, 9/01/21 (Pre-refunded to 9/01/01)

   10,085,000   Kentucky Housing Corporation, Housing Revenue Bonds                         1/05 at 102       AAA       10,809,103
                 (Federally Insured or Guaranteed Mortgage Loans), 1995 Series B,
                 6.625%, 7/01/26 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Maryland - 1.7%

                Community Development Administration, Department of Housing and
                Community Development, State of Maryland, Single Family Program
                Bonds, 1991 Fourth Series:
   13,235,000     7.450%, 4/01/20 (Alternative Minimum Tax)                                 4/01 at 102       Aa2       13,828,193
    3,985,000     7.450%, 4/01/32 (Alternative Minimum Tax)                                 4/01 at 102       Aa2        4,168,031

    3,385,000   Community Development Administration, Department of Housing                 5/01 at 102       Aa2        3,554,758
                 and Community Development, State of Maryland, Multi-Family
                 Housing Revenue Bonds (Insured Mortgage Loans), 1991 Series E,
                 7.100% 5/15/28

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 7.3%

$   8,185,000   Boston Water and Sewer Commission, General Revenue Bonds                   11/08 at 101       AAA      $ 7,715,099
                 (Senior Series), 1998 Series D, 4.750%, 11/01/22

                Massachusetts Bay Transportation Authority, General Transportation
                System Bonds, 1991 Series A:
   10,225,000     7.000%, 3/01/11 (Pre-refunded to 3/01/01)                                 3/01 at 102       Aaa       11,041,160
   19,600,000     7.000%, 3/01/22 (Pre-refunded to 3/01/01)                                 3/01 at 102       Aaa       21,164,472

   15,000,000   Massachusetts Industrial Finance Agency, Resource Recovery                  7/01 at 103       N/R       16,577,550
                 Revenue Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15

    3,300,000   Massachusetts Industrial Finance Agency, Resource Recovery                  7/01 at 103       N/R        3,647,028
                 Revenue Bonds (SEMASS Project),  Series 1991B, 9.250%, 7/01/15
                 (Alternative Minimum Tax)

    6,000,000   Massachusetts Industrial Finance Agency, Resource Recovery                 12/08 at 102       BBB        6,012,360
                 Revenue Refunding Bonds (Ogden Haverhill Project), Series 1998A,
                 5.600%, 12/01/19 (Alternative Minimum Tax)

   26,000,000   Massachusetts Turnpike Authority, Metropolitan Highway                      1/07 at 102       AAA       24,833,380
                 System Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37


----------------------------------------------------------------------------------------------------------------------------------
                Michigan - 3.3%

    7,000,000   City of Grand Rapids, Michigan, Water Supply System                         1/01 at 102       AAA        7,398,860
                  Refunding Revenue Bonds, Series 1991, 6.250%, 1/01/11

    5,000,000   Michigan State Hospital Finance Authority, Hospital Revenue                 8/01 at 102       Aaa        5,515,250
                 Bonds (The Detroit Medical Center Obligated Group), Series 1991A,
                 7.500%, 8/15/11 (Pre-refunded to 8/15/01)

    8,500,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds                  12/02 at 102      BBB+        9,125,090
                 (Waste Management, Inc. Project), Series 1992, 6.625%, 12/01/12
                 (Alternative Minimum Tax)

   16,875,000   Michigan Strategic Fund Limited Obligation Refunding Revenue               12/01 at 102       AAA       18,334,688
                 Bonds (The Detroit Edison Company Pollution Control Bonds Project),
                 Collateralized Series 1991DD, 6.875%, 12/01/21


----------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.0%

    3,655,000   The Dakota County Housing and Redevelopment Authority,                     No Opt. Call       AAA        5,136,445
                 The Washington County Housing and Redevelopment Authority,
                 and the City of Bloomington, Minnesota, Single Family Residential
                 Mortgage Revenue Bonds (Mortgage Backed Program), Series 1988,
                 8.450%, 9/01/19 (Alternative Minimum Tax)

    4,440,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,             1/04 at 102        AA        4,740,100
                 1994 Series J, 6.950%, 7/01/26 (Alternative Minimum Tax)

    2,430,000   Washington County Housing and Redevelopment Authority,                      8/01 at 102       AAA        2,569,774
                 Multifamily Housing Revenue Bonds (FHA-Insured Mortgage
                 Loan-Cottages Phase III Project), Series 1991, 7.650%, 8/01/32
                 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.6%

    3,310,000   Canton Housing Development Corporation, 1990 Multifamily                   No Opt. Call       AAA        4,164,907
                 Mortgage Revenue Refunding Bonds (Canton Estates Apartments
                 Project, FHA-Insured Mortgage, Section 8 Assisted Project), Series A,
                 7.750%, 8/01/24

    1,195,000   Charter Mortgage Corporation, 1990 Multifamily Mortgage                     8/01 at 100       AAA        1,485,767
                 Revenue Refunding Bonds (Church Garden Apartments,
                 FHA-Insured Mortgage Section 8 Assisted Project), Series A,
                 7.750%, 8/01/21

    1,315,000   Pearl Housing Development Corporation, 1990 Multifamily                    12/00 at 100       AAA        1,348,625
                 Mortgage Revenue Refunding Bonds (Rose Garden Apartments
                 Project, FHA-Insured Mortgage, Section 8 Assisted Project), Series A,
                 7.750% 8/01/22


----------------------------------------------------------------------------------------------------------------------------------
                Missouri - 1.7%

                The Industrial Development Authority of the County of Jackson,
                State of Missouri, Health Care System Revenue Bonds, St. Mary's
                Hospital of Blue Springs Issue, Series 1994:
    5,730,000     6.500%, 7/01/12                                                           7/02 at 102      Baa1        6,024,751
    5,605,000     7.000%, 7/01/22                                                           7/02 at 102      Baa1        5,985,916

                Health and Educational Facilities Authority of the State of
                Missouri, Health Facilities Refunding and Improvement Revenue
                Bonds (Heartland Health Systems Project), Series 1989:
    2,105,000     7.625%, 10/01/00                                                     10/99 at 102 1/2      BBB+        2,192,484
    6,500,000     8.125%, 10/01/10                                                     10/99 at 102 1/2      BBB+        6,783,530

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                Montana - 0.6%

$   7,000,000   City of Forsyth, Rosebud County, Montana, Pollution Control Revenue         8/01 at 102       AAA      $ 7,563,570
                 Refunding Bonds (Puget Sound, Power and Light Company-Colstrip
                 Project), Series 1992, 7.050%, 8/01/21


----------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 1.6%

   11,000,000   Nebraska Investment Finance Authority, Single Family Housing            3/05 at 101 1/2       AAA       11,711,370
                 Revenue Bonds, 1995 Series A, 6.800%, 3/01/35
                 (Alternative Minimum Tax)

    8,000,000   Nebraska Investment Finance Authority, Single Family Housing            3/05 at 101 1/2       AAA        8,441,200
                 Revenue Bonds, 1995 Series B,  6.450%, 3/01/35
                 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.3%

    3,310,000   New Hampshire Housing Finance Authority, Single Family Residential          7/01 at 102       Aa3        3,466,398
                 Mortgage Bonds, 1991 Series C, 7.100%, 1/01/23


----------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 1.1%

   13,000,000   Pollution Control Financing Authority of Camden County                     12/01 at 102        B2       13,047,450
                 (New Jersey), Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991 D, 7.250%, 12/01/10


----------------------------------------------------------------------------------------------------------------------------------
                New York - 14.3%

    1,495,000   Dutchess County Resource Recovery Agency, New York,                         1/10 at 102       AAA        1,547,534
                 Solid Waste System Revenue Bonds, Tax Exempt Forward
                 Series 1999A, 5.450%, 1/01/14 (DD, settling 10/15/99)

    2,145,000   Niagara Falls Housing and Commercial Rehabilitation Corporation,           No Opt. Call        AA        2,555,725
                 1992 Multifamily Mortgage Revenue Refunding Bonds
                 (FHA Insured Mortgage-Section 8 Assisted Project), 7.350%, 8/01/23

    6,000,000   The City of New York, General Obligation Bonds,                             8/07 at 101        A-        6,613,200
                 Fiscal 1997 Series H, 6.125%, 8/01/25

    5,475,000   The City of New York, General Obligation Bonds,                             8/04 at 101       Aaa        6,392,829
                  Fiscal 1995 Series B, 7.250%, 8/15/19 (Pre-refunded to 8/15/04)

                The City of New York, General Obligation Bonds, Fiscal 1996
                Series J (Subseries J-1):
    1,670,000     6.000%, 2/15/24 (Pre-refunded to 2/15/06)                             2/06 at 101 1/2     A-***        1,873,757
    9,330,000     6.000%, 2/15/24                                                       2/06 at 101 1/2        A-       10,092,728

    6,700,000   The City of New York, General Obligation Bonds,                             2/05 at 101     A-***        7,644,633
                 Fiscal 1995 Series F, 6.625%, 2/15/25 (Pre-refunded to 2/15/05)

    5,660,000   The City of New York, General Obligation Bonds,                        10/02 at 101 1/2     A-***        6,291,147
                 Fiscal 1993 Series B, 6.750%, 10/01/17 (Pre-refunded to 10/01/02)

   14,190,000   New York City Municipal Water Finance Authority, Water and                  6/05 at 101       AAA       15,289,725
                 Sewer System Revenue Bonds, Fiscal 1996 Series A, 5.875%, 6/15/25

                Dormitory Authority of the State of New York, State University
                Educational Facilities Revenue Bonds, Series 1990A:
   13,000,000     7.400%, 5/15/01                                                           5/00 at 102        A-       13,734,500
   11,750,000     7.700%, 5/15/12 (Pre-refunded to 5/15/00)                                 5/00 at 102       Aaa       12,502,823

    8,325,000   Dormitory Authority of the State of New York, Menorah Campus,               8/01 at 102     AA***        9,161,413
                 Inc., FHA-Insured Mortgage Revenue Bonds, Series 1991,
                 7.400%, 2/01/31 (Pre-refunded to 8/01/01)

                Dormitory Authority of the State of New York, Mental Health
                Services Facilities Improvement Revenue Bonds, Series 1997A:
   13,060,000     5.750%, 8/15/22                                                           2/07 at 102        A-       13,877,556
    5,000,000     5.750%, 2/15/27                                                           2/07 at 102        A-        5,317,000

    4,550,000   Dormitory Authority of the State of New York, Mental Health                 2/07 at 102        A-        4,708,067
                 Services Facilities Improvement Revenue Bonds, Series 1997B,
                 5.500%, 8/15/17

   21,075,000   New York Local Government Assistance Corporation, New York,                 4/01 at 102       AAA       23,005,681
                 Series 1991B, 7.500%, 4/01/20 (Pre-refunded to 4/01/01)

    8,000,000   New York State Medical Care Facilities Finance Agency,                      2/05 at 102       AAA        9,153,680
                 New York Hospital, FHA-Insured Mortgage Revenue Bonds,
                 1994 Series A, 6.500%, 8/15/29 (Pre-refunded to 2/15/05)

    5,000,000   New York State Medical Care Facilities Finance Agency,                      2/05 at 102       AAA        5,810,700
                 Hospital Medical Center, Secured Hospital Revenue Bonds,
                 Series 1995-A, 6.850%, 2/15/17 (Pre-refunded to 2/15/05)

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

                New York State Medical Care Facilities Finance Agency,
                FHA-Insured Mortgage Project Revenue Bonds, 1995 Series F:
$   4,320,000     6.200%, 8/15/15                                                           8/05 at 102        AA      $ 4,697,741
    4,250,000     6.300%, 8/15/25                                                           8/05 at 102        AA        4,642,020

    8,025,000   New York State Thruway Authority, General Revenue Bonds,                    1/05 at 102       AAA        8,961,839
                 Series C, 6.000%, 1/01/25 (Pre-refunded to 1/01/05)

    3,305,000   Penfield-Crown Oak Housing Development Corporation,                         2/03 at 100       AAA        3,504,787
                 1991 Multifamily Mortgage Revenue Refunding Bonds
                 (Crown Oak Estates, FHA-Insured Mortgage Section 8
                 Assisted Project), Series A, 7.350%, 8/01/23


----------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 0.9%

   10,500,000   North Carolina Eastern Municipal Power Agency, Power System                 1/02 at 102      Baa1       11,085,270
                 Revenue Bonds, Refunding Series 1991 A, 6.250%, 1/01/03


----------------------------------------------------------------------------------------------------------------------------------
                Ohio - 1.0%

    4,800,000   County of Butler, Ohio, Hospital Facilities Revenue Refunding               1/02 at 102      BBB-        5,125,872
                 and Improvement Bonds, Series 1991 (Fort Hamilton-Hughes
                 Memorial Hospital Center), 7.500%, 1/01/10

    6,330,000   Ohio Housing Finance Agency, Residential Mortgage Revenue                   3/05 at 102       AAA        6,796,015
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 1995 Series A-2, 6.625%, 3/01/26 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 4.3%

    7,890,000   Oklahoma County Home Finance Authority (Oklahoma),                          7/01 at 102       Aaa        8,320,952
                 Single Family Mortgage Revenue Refunding Bonds, 1991 Series A,
                 8.750%, 7/01/12

   17,510,000   Pottawatomie County Home Finance Authority (Oklahoma),                     No Opt. Call       AAA       23,739,358
                 Municipal Refunding Collateralized Mortgage Obligations,
                 Series 1991A, 8.625%, 7/01/10

   10,000,000   Trustees of the Tulsa Municipal Airport Trust, 1988 Adjustable             12/00 at 102      Baa2       10,650,600
                 Rate Revenue Obligations, 7.375%, 12/01/20
                 (Alternative Minimum Tax)

   10,100,000   Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds,               6/01 at 102      Baa2       10,889,820
                 Series 1991, 7.600%, 12/01/30 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 0.5%

                Falls Township Hospital Authority, Refunding Revenue Bonds,
                The Delaware Valley Medical Center Project (FHA-Insured Mortgage),
                Series 1992:
    3,215,000     6.900%, 8/01/11                                                           8/02 at 102       AAA        3,392,532
    3,000,000     7.000%, 8/01/22                                                           8/02 at 102       AAA        3,188,790


----------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 0.4%

    5,260,000   Rhode Island Housing and Mortgage Finance Corporation,                     10/99 at 101       Aa2        5,321,332
                 Mortgage Finance Revenue Bonds, 1988 Series A (Corporation
                 Supplemental Insurance Program), 8.250%, 10/01/08


----------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.6%

    6,500,000   Lexington County Health Services District, Inc.,                           10/01 at 102       AAA        7,098,130
                 South Carolina, Hospital Revenue Bonds, Series 1991,
                 6.750%, 10/01/18 (Pre-refunded to 10/01/01)


----------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.9%

   10,300,000   Metropolitan Nashville Airport Authority (Tennessee),                       7/01 at 102       AAA       11,100,825
                 Airport Improvement Revenue Bonds, Refunding Series 1991C,
                 6.625%, 7/01/07


----------------------------------------------------------------------------------------------------------------------------------
                Texas - 6.7%

   14,360,000   Alliance Airport Authority, Inc., Special Facilities Revenue               12/00 at 102      Baa2       15,321,546
                 Bonds, Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

                Arlington Independent School District (Tarrant County, Texas),
                Unlimited Tax Refunding and Improvement Bonds, Series 1995:
    8,225,000     0.000%, 2/15/11 (Pre-refunded to 2/15/05)                            2/05 at 71 15/16       Aaa        4,659,709
    3,410,000     0.000%, 2/15/11                                                      2/05 at 71 15/16       Aaa        1,848,391

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                Texas (continued)

                Arlington Independent School District (Tarrant County, Texas),
                Unlimited Tax Refunding and Improvement Bonds, Series 1995:
$   9,880,000     0.000%, 2/15/14 (Pre-refunded to 2/15/05)                            2/05 at 58 25/32       Aaa      $ 4,573,254
    4,105,000     0.000%, 2/15/14                                                      2/05 at 58 25/32       Aaa        1,799,632

    6,500,000   Bell County Health Facilities Development Corporation,                     11/08 at 101        A-        6,243,380
                 Retirement Facility Revenue Bonds (Buckner Retirement
                 Services, Inc. Obligated Group Project), Series 1998,
                 5.250%, 11/15/19

    5,600,000   Dallas-Fort Worth International Airport, Facility Improvement              11/00 at 102      Baa2        5,961,872
                 Corporation, American Airlines, Inc. Revenue Bonds, Series 1990,
                 7.500%, 11/01/25 (Alternative Minimum Tax)

    7,130,000   Fort Worth Housing Finance Corporation, Home Mortgage Revenue              10/01 at 103        Aa        7,606,783
                 Refunding Bonds, Series 1991A, 8.500%, 10/01/11

    7,815,000   City of Houston, Texas, Airport System Subordinate Lien Revenue             7/01 at 102       AAA        8,455,986
                 Bonds, Series 1991B, 6.625%, 7/01/22 (Pre-refunded to 7/01/01)

   17,345,000   City of Houston, Texas, Water and Sewer System, Junior Lien                12/01 at 102       AAA       18,655,068
                 Revenue Refunding Bonds, Series 1991C, 6.375%, 12/01/17

    7,650,000   Port of Corpus Christi Authority of Nueces County, Texas, Revenue           5/06 at 101      BBB-        7,622,078
                 Refunding Bonds, Series 1992 (Union Pacific Corporation Project),
                 5.350%, 11/01/10


----------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.5%

    5,800,000   Carbon County, Utah, Solid Waste Disposal Refunding                         2/05 at 102       BBB        6,515,430
                 Revenue Bonds (Laidlaw Inc./ECDC Environmental, L.C. Project),
                 1995 Series A, 7.500%, 2/01/10 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Virginia - 1.0%

    3,860,000   Industrial Development Authority of the City of Roanoke,                    7/00 at 100       AAA        3,995,602
                 Virginia, Hospital Revenue Bonds (Roanoke Memorial Hospitals,
                 Community Hospital of Roanoke Valley and Franklin Memorial Hospital
                 Project), Series 1990, 6.500%, 7/01/25 (Pre-refunded to 7/01/00)

    8,320,000   Virginia Housing Development Authority, Commonwealth                        1/02 at 102       AA+        8,703,136
                 Mortgage Bonds, 1992 Series A, 7.150%, 1/01/33


----------------------------------------------------------------------------------------------------------------------------------
                Washington - 7.5%

    3,010,000   Camas School District No. 117, Clark County, Washington,                   12/05 at 100       AAA        3,356,330
                 Unlimited Tax General Obligation Bonds, Series of 1995,
                 6.000%, 12/01/14 (Pre-refunded to 12/01/05)

    4,185,000   Public Utility District No. 1 of Douglas County, Washington,                9/06 at 106        A+        5,443,261
                 Wells Hydro-Electric Revenue Bonds, Series of 1986, 8.750%, 9/01/18

   12,415,000   Federal Way School District No. 210, King County, Washington,              12/03 at 100     A1***       14,050,055
                 Unlimited Tax General Obligation Bonds, Series of 1991,
                 6.950%, 12/01/11 (Pre-refunded to 12/01/03)

    1,675,000   Spokane Downtown Foundation, Parking Revenue Bonds,                         8/08 at 102      BBB-        1,656,842
                 Series of 1998 (River Park Square Project), 5.600%, 8/01/19

    4,000,000   North Thurston School District No. 3, Thurston County, Washington,         12/02 at 100         A        4,330,840
                 Unlimited Tax General Obligation Bonds, Series of 1992,
                 6.500%, 12/01/09

    4,750,000   Washington Health Care Facilities Authority, Revenue Bonds,                 1/01 at 102      A***        5,109,194
                 Series 1991 (Yakima Valley Memorial Hospital Association,
                 Yakima), 7.250%, 1/01/21 (Pre-refunded to 1/01/01)

   18,000,000   Washington Health Care Facilities Authority, Revenue Bonds,                 8/13 at 102       AAA       17,238,600
                 Series 1998 (Harrison Memorial Hospital), 5.000%, 8/15/28

   14,850,000   Washington Public Power Supply System, Nuclear Project No. 2,               7/00 at 102       Aaa       15,732,683
                  Refunding Revenue Bonds, Series 1990B, 7.000%, 7/01/12
                 (Pre-refunded to 7/01/00)

    4,000,000   Washington Public Power Supply System, Nuclear Project No. 2,               7/04 at 102       Aa1        4,148,880
                 Refunding Revenue Bonds, Series 1994A, 5.375%, 7/01/11

   14,500,000   Washington Public Power Supply System, Nuclear Project No. 3,               1/00 at 102       AAA       15,171,640
                 Refunding Revenue Bonds, Series 1989B, 7.400%, 7/01/09
                 (Pre-refunded to 1/01/00)

    2,500,000   Washington Public Power Supply System, Nuclear Project No. 3,               7/08 at 102       Aa1        2,478,724
                 Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18

    4,175,000   Washington State University, Recreation Center Revenue Bonds,               4/08 at 101       AAA        4,011,423
                 Series of 1998, 5.000%, 4/01/28

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 1.6%

$   7,000,000   Wisconsin Housing and Economic Development Authority,                       1/02 at 102       AA-      $ 7,491,050
                 Housing Revenue Bonds, 1992 Series A, 6.850%, 11/01/12

   10,820,000   Wisconsin Health and Educational Facilities Authority, Revenue             12/01 at 102       AAA       11,864,345
                 Bonds, Series 1991-B (Novus Health Group), 6.750%, 12/15/20
                 (Pre-refunded to 12/15/01)


----------------------------------------------------------------------------------------------------------------------------------
                Wyoming - 0.5%

    4,500,000   Wyoming Community Development Authority, Single Family                     11/01 at 103        AA        4,789,080
                 Mortgage Bonds, Series G 1988 (Federally Insured or Guaranteed
                 Mortgage Loans), 7.250%, 6/01/21 (Alternative Minimum Tax)

    1,740,000   Wyoming Community Development Authority, Single Family                      6/01 at 102        AA        1,785,326
                 Mortgage Bonds, 1991 Series B, 7.400%, 6/01/31
----------------------------------------------------------------------------------------------------------------------------------
$1,162,600,000  Total Investments - (cost $1,135,948,187) - 98.7%                                                    1,223,891,256
==============
                Other Assets Less Liabilities - 1.3%                                                                    16,558,918
                ------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                   $1,240,450,174
                ==================================================================================================================


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(DD) Security purchased on a delayed delivery basis (note 1).

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Premier Municipal Income Fund, Inc. (NPF)
                            April 30,1999
                            (Unaudited)
   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                Alabama - 1.0%

$   4,360,000   Alabama Higher Education Loan Corporation, Student Loan                    No Opt. Call       AAA      $ 4,663,892
                 Revenue Refunding Bonds, Series 1994-D, 5.850%, 9/01/04
                 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Alaska - 0.2%

      880,000   Municipality of Anchorage, Alaska, Home Mortgage Revenue                    3/02 at 102       AAA          937,464
                 Bonds (Mortgage-Backed Securities Program), Series of 1992,
                 8.000%, 3/01/09


----------------------------------------------------------------------------------------------------------------------------------
                Arizona - 5.1%

    5,500,000   Arizona Educational Loan Marketing Corporation,                            No Opt. Call       Aa2        5,755,750
                 1992 Educational Loan Revenue Bonds, Series B, 6.950%, 3/01/01
                 (Alternative Minimum Tax)

    3,650,000   Gilbert Unified School District No. 41 of Maricopa County,                  7/04 at 100       AAA        4,023,322
                 Arizona, School Improvement Bonds, Project of 1993,
                 Series 1994 C, 6.100%, 7/01/14 (Pre-refunded to 7/01/04)

   11,540,000   Yuma Regional Medical Center on Behalf of Hospital                      8/02 at 101 1/2    N/R***       13,198,298
                 District No. 1 of Yuma County, Arizona, Hospital Revenue Improvement
                 and Refunding Bonds (Yuma Regional Medical Center Project),
                 Series 1992, 8.000%, 8/01/17 (Pre-refunded to 8/01/02)


----------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 1.2%

    1,315,000   Arkansas Development Finance Authority, Single Family                       7/05 at 102       AAA        1,413,664
                 Mortgage Revenue Bonds, 1994 Series C (Mortgage-Backed
                 Securities Program), 6.600%, 7/01/17

    1,640,000   Arkansas Development Finance Authority, Single Family                       7/05 at 102       AAA        1,758,621
                 Mortgage Revenue Bonds, 1995 Series B (Mortgage-Backed
                 Securities Program), 6.550%, 7/01/18 (Alternative Minimum Tax)

      232,206   Drew County, Arkansas, Public Facilities Board,                             8/03 at 103       Aaa          249,779
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 1993A, 7.900%, 8/01/11

    1,310,000   Residential Housing Facilities Board of Greene County,                      1/02 at 103        Aa        1,389,779
                 Arkansas, Subordinated Mortgage Revenue Bonds,
                 Series 1991-1, 7.250%, 1/01/10

      388,562   Public Facilities Board of Stuttgart, Arkansas,                             9/03 at 103       Aaa          422,865
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 1993A, 7.900%, 9/01/11


----------------------------------------------------------------------------------------------------------------------------------
                California - 2.9%

   33,000,000   Foothill/Eastern Transportation Corridor Agency (California),              No Opt. Call      BBB-       13,151,490
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/17


----------------------------------------------------------------------------------------------------------------------------------
                Colorado - 1.3%

                Colorado Health Facilities Authority, Hospital Refunding Revenue
                Bonds (National Jewish Center For Immunology and Respiratory
                Medicine Project), Series 1992:
    1,160,000     6.600%, 2/15/02                                                          No Opt. Call    N/R***        1,206,841
    1,250,000     6.875%, 2/15/12 (Pre-refunded to 2/15/02)                                 2/02 at 102    N/R***        1,372,788
    3,040,000     7.100%, 2/15/22 (Pre-refunded to 2/15/02)                                 2/02 at 102    N/R***        3,355,886


----------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 1.6%

    4,855,000   Connecticut Housing Finance Authority, Housing Mortgage                     5/06 at 102        AA        5,176,304
                 Finance Program Bonds, 1997 Series A, Subseries A-4,
                 6.200%, 11/15/22 (Alternative Minimum Tax)

    2,000,000   Connecticut Housing Finance Authority, Housing Mortgage                     5/06 at 102        AA        2,142,460
                 Finance Program Bonds, 1996 Series C-2, 6.250%, 11/15/18


----------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 1.5%

    2,000,000   District of Columbia, Hospital Revenue Refunding Bonds                      8/02 at 102     A3***        2,189,840
                 (Washington Hospital Center Issue), Series 1992A,
                 7.000%, 8/15/05 (Pre-refunded to 8/15/02)

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                District of Columbia (continued)

                District of Columbia Housing Finance Agency, Multifamily Housing
                Refunding Revenue Bonds, Series 1992B (FHA-Insured Mortgage
                Loans - Section 8 Assisted Project):
$     920,000     7.200%, 9/01/12                                                           9/02 at 102        Aa      $   980,591
    3,505,000     7.250%, 3/01/24                                                           9/02 at 102        Aa        3,748,878


----------------------------------------------------------------------------------------------------------------------------------
                Florida - 0.9%

    4,000,000   Dade County, Florida, Aviation Bonds, Series 1996A,                        10/06 at 102       AAA        4,215,320
                 5.750%, 10/01/18 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Georgia - 2.4%

    8,000,000   George L. Smith II World Congress Center Authority,                         7/10 at 101       AAA        8,011,920
                 Refunding Revenue Bonds (Domed Stadium Project), Series 2000,
                 5.500%, 7/01/20 (Alternative Minimum Tax) (DD, settling 4/04/00)

    2,000,000   Municipal Electric Authority of Georgia, Power Revenue Bonds,              No Opt. Call       AAA        2,614,800
                 Series EE, 7.250%, 1/01/24


----------------------------------------------------------------------------------------------------------------------------------
                Idaho - 0.3%

    1,320,000   Idaho Housing and Finance Association, Single Family                        7/06 at 102       Aa1        1,423,092
                 Mortgage Bonds, 1996 Series E, 6.350%, 7/01/14
                 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Illinois - 19.2%

    4,500,000   City of Chicago, Illinois, General Obligation Adjustable                7/02 at 101 1/2       AAA        4,989,330
                 Rate Bonds, Central Public Library Project, Series C of 1988,
                 6.850%, 1/01/17 (Pre-refunded to 7/01/02)

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
   10,000,000     0.000%, 12/01/20                                                         No Opt. Call       AAA        3,239,800
   12,900,000     0.000%, 12/01/24                                                         No Opt. Call       AAA        3,342,132

                Chicago School Reform Board of Trustees of the Board of Education
                of the City of Chicago, Illinois, Unlimited Tax General Obligation Bonds
                (Dedicated Tax Revenues), Series 1999A:
   15,000,000     0.000%, 12/01/21                                                         No Opt. Call       AAA        4,583,250
   10,000,000     0.000%, 12/01/23                                                         No Opt. Call       AAA        2,737,800

    5,000,000   Chicago School Reform Board of Trustees of the Board of                    No Opt. Call       AAA        2,037,650
                 Education of the City of Chicago, Illinois, Unlimited Tax General
                 Obligation Bonds (Dedicated Tax Revenues), Series 1998B-1,
                 0.000%, 12/01/16

    1,100,000   Public Building Commission of Chicago, Illinois, Building                  No Opt. Call       AAA        1,291,851
                 Revenue Bonds, Series B of 1990 (Board of Education of the
                 City of Chicago), 7.000%, 1/01/15

    8,045,000   Town of Cicero, Cook County, Illinois, General Obligation                  12/04 at 102    N/R***        9,540,485
                 Tax Increment Bonds, Series 1995A, 8.125%, 12/01/12
                 (Pre-refunded to 12/01/04)

    7,270,000   Illinois Development Finance Authority, Multi-Family Housing                3/02 at 102      BBB+        7,865,340
                 Revenue Bonds, Series 1992 (Town and Garden Apartments
                 Project), 7.800%, 3/01/06 (Alternative Minimum Tax)

                Illinois Development Finance Authority, Multi-Family Housing
                Bonds, Series 1990 (Affordable Housing Preservation Foundation
                Project), Subseries B (FHA-Insured Mortgage Loans-Lawless
                Gardens Project):
      600,000     7.650%, 7/01/07                                                           1/02 at 105       AAA          657,510
    5,270,000     7.650%, 12/31/31                                                          1/02 at 105       AAA        5,755,631

    7,400,000   Illinois Health Facilities Authority, Revenue Bonds,                        7/02 at 102       BBB        7,902,904
                 Series 1992 (Trinity Medical Center), 7.000%, 7/01/12

      125,000   Illinois Health Facilities Authority, Revenue Refunding                     4/02 at 102    AA-***          137,701
                 Bonds, Series 1992A (Evangelical Hospitals Corporation),
                 6.750%, 4/15/12 (Pre-refunded to 4/15/02)

    4,715,000   Illinois Housing Development Authority, Section 8 Elderly                   9/02 at 102         A        4,976,541
                 Housing Revenue Bonds (Garden House of Maywood
                 Development), Series 1992, 7.000%, 9/01/18

      685,000   Illinois Housing Development Authority, Section 8 Elderly                   1/03 at 102      A***          758,391
                 Housing Revenue Bonds (Morningside North Development),
                 Series 1992D, 6.600%, 1/01/07 (Pre-refunded to 1/01/03)

    6,390,000   State of Illinois, Build Illinois Bonds (Sales Tax Revenue                  6/00 at 102       AAA        6,754,166
                 Bonds), Series S, 6.800%, 6/15/12 (Pre-refunded to 6/15/00)

    9,400,000   Metropolitan Pier and Exposition Authority (Illinois),                     No Opt. Call       AAA        3,412,764
                 McCormick Place Expansion Project Refunding Bonds,
                 Series 1996A, 0.000%, 12/15/18

    2,000,000   Onterie Center Housing Finance Corporation (An Illinois                     7/02 at 102       AAA        2,138,200
                 Not For Profit Corporation), Mortgage Revenue Refunding Bonds,
                 Series 1992A (FHA-Insured Mortgage Loan-Onterie Center Project),
                 7.050%, 7/01/27

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

                Village of Sugar Grove, Kane County, Illinois, Waterworks and
                Sewerage Refunding Revenue Bonds, Series 1992:
$   1,395,000     7.500%, 5/01/17 (Pre-refunded to 5/01/02)                                 5/02 at 102    N/R***      $ 1,564,883
    1,440,000     7.500%, 5/01/17                                                           5/02 at 102       N/R        1,546,718

    5,415,000   Town of Wood River, Wood River Township Hospital,                           2/04 at 102       N/R        5,814,627
                 Madison County, Illinois, General Obligation Bonds
                 (Alternate Revenue Source), Series 1993, 6.625%, 2/01/14

    5,360,000   Town of Wood River, Wood River Township Hospital,                           2/04 at 102       N/R        5,727,696
                 Madison County, Illinois, General Obligation Tort Immunity Bonds,
                 Series 1993, 6.500%, 2/01/14


----------------------------------------------------------------------------------------------------------------------------------
                Indiana - 1.2%

    2,000,000   City of Indianapolis, Indiana, Exempt Facility Revenue Bonds,               6/99 at 102        A+        2,044,340
                 Series 1991 (Mid America Energy Resources, Inc. Project),
                 7.250%, 12/01/11 (Alternative Minimum Tax)

    2,860,000   PHM Elementary/Middle School Building Corporation                          No Opt. Call         A        3,240,866
                 (St. Joseph County, Indiana), First Mortgage Bonds,
                 Series 1994, 6.300%, 1/15/09


----------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.4%

    1,655,000   Iowa Student Loan Liquidity Corporation, Student Loan Revenue              12/02 at 102       Aaa        1,764,031
                 Bonds, Senior Series B, 5.750%, 12/01/06 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Kansas - 1.1%

    2,485,000   City of Hutchinson, Kansas, Single Family Mortgage Revenue                  6/02 at 103         A        2,660,093
                 Refunding Bonds, Series 1992, 8.875%, 12/01/12

    6,440,000   The Unified Government of Wyandotte County/Kansas City,                    No Opt. Call       AAA        2,112,964
                 Kansas, Sales Tax Special Obligation Revenue Bonds (Kansas
                 International Speedway Corporation Project), Series 1999,
                 0.000%, 12/01/20


----------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.2%

    5,000,000   Kentucky Rural Economic Development Authority, Economic                     7/02 at 102       N/R        5,311,050
                 Development Project Revenue Bonds, Series 1992 (Donnelly
                 Corporation Project), 8.125%, 7/01/12 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 0.3%

    1,310,000   Louisiana Housing Finance Agency, Mortgage Revenue Bonds                    9/05 at 103       AAA        1,434,542
                 (GNMA Collateralized Mortgage Loan-St. Dominic Assisted
                 Care Facility), Series 1995, 6.850%, 9/01/25


----------------------------------------------------------------------------------------------------------------------------------
                Maine - 2.0%

    8,470,000   Maine Educational Loan Marketing Corporation, Subordinate                  No Opt. Call         A        8,790,420
                 Student Loan Revenue Bonds, Series 1994-2,
                 6.250%, 11/01/06 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Maryland - 1.5%

    6,000,000   Anne Arundel County, Maryland, Multifamily Housing Revenue                 No Opt. Call       BBB        6,539,100
                 Bonds (Woodside Apartments Project), Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax) (Mandatory put
                 12/01/03)


----------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 8.0%

       35,000   Massachusetts Municipal Wholesale Electric Company,                        No Opt. Call      BBB+           40,277
                 Power Supply System Revenue Bonds, 1987 Series A,
                 8.750%, 7/01/18

    2,450,000   Massachusetts Health and Educational Facilities Authority,                  4/02 at 102       AAA        2,710,558
                 Revenue Bonds, New England Deaconess Hospital Issue, Series D,
                 6.875%, 4/01/22 (Pre-refunded to 4/01/02)

    3,875,000   Massachusetts Health and Educational Facilities Authority,                  2/04 at 102        Aa        3,992,258
                 Revenue Refunding Bonds, Youville Hospital Issue (FHA-Insured
                 Project), Series B, 6.000%, 2/15/25

    6,585,000   Massachusetts Health and Educational Facilities Authority,                  5/08 at 102       AAA        6,334,309
                 Catholic Health East Issue, Series 1998B, 5.000%, 11/15/28

    9,120,000   Massachusetts Industrial Finance Agency, Resource Recovery                  7/01 at 103       N/R       10,079,059
                 Revenue Bonds, SEMASS Project, Series 1991B,
                 9.250%, 7/01/15 (Alternative Minimum Tax)

    2,000,000   Massachusetts Housing Finance Agency, Rental Housing                        7/07 at 101       AAA        2,052,020
                 Mortgage Revenue Bonds, 1997 Series C, 5.625%, 7/01/40
                 (Alternative Minimum Tax)

    9,780,000   Massachusetts Water Resources Authority, General                            7/02 at 102       AAA       10,874,578
                 Revenue Bonds, 1992 Series A, 6.750%, 7/15/12
                 (Pre-refunded to 7/15/02)

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                Michigan - 1.0%

$   1,975,000   Charter Township of Clinton, County of Macomb, State of Michigan,           4/09 at 101       AAA      $ 1,712,147
                 1998 General Obligation Unlimited Tax Police Building Bonds,
                 4.000%, 4/01/18

    2,500,000   Wayne County Building Authority (State of Michigan),                        3/02 at 102   BBB+***        2,824,175
                 Capital Improvement Bonds, Series 1992A (Limited Tax
                 General Obligation), 8.000%, 3/01/17 (Pre-refunded to 3/01/02)


----------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 2.4%

   11,180,000   Northwest Minnesota Multi-County, Housing and                              10/04 at 102       N/R       10,755,272
                 Redevelopment Authority, Governmental Housing
                 Revenue Bonds (Pooled Housing Program), Series 1994A,
                 8.125%, 10/01/26


----------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.7%

    8,610,000   Mississippi Home Corporation, Residual Revenue                         3/04 at 41 21/32       Aaa        2,961,065
                 Capital Appreciation Bonds, Series 1992-I, 0.000%, 9/15/16


----------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.5%

    2,210,000   Missouri State Health and Educational Facilities Authority,                 6/08 at 101       AAA        2,163,966
                 Revenue Bonds (SSM Health Care), Series 1998A, 5.000%, 6/01/22


----------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 3.9%

    2,830,000   City of Grand Island, Nebraska, Electric System Revenue Bonds,             No Opt. Call     A+***        3,178,939
                 1977 Series, 6.100%, 9/01/12

    2,350,000   Nebraska Higher Education Loan Program, Inc.,                              No Opt. Call       AAA        2,476,524
                 Senior Subordinate Bonds, Series A-5B, 6.250%, 6/01/18
                 (Alternative Minimum Tax)

   10,935,000   Omaha Public Power District, Nebraska, Electric System                  2/02 at 101 1/2       AAA       11,902,419
                 Revenue Bonds, 1992 Series A, 6.500%, 2/01/17
                 (Pre-refunded to 2/01/02)


----------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.2%

      990,000   New Hampshire Municipal Bond Bank, Educational Institutions                No Opt. Call       N/R        1,078,803
                 Division Revenue Bonds (1994 Coe-Brown Northwood
                 Academy Project), 7.250%, 5/01/09


----------------------------------------------------------------------------------------------------------------------------------
                New York - 14.3%
    3,500,000   The City of New York, General Obligation Bonds,                            No Opt. Call        A-        3,724,105
                 Fiscal 1992 Series B, 7.500%, 2/01/01

    1,000,000   The City of New York, General Obligation Bonds,                            No Opt. Call        A-        1,134,950
                 Fiscal 1995 Series A, 7.000%, 8/01/04

    3,080,000   The City of New York, General Obligation Bonds,                            No Opt. Call        A-        3,438,019
                 Fiscal 1995 Series E, 6.600%, 8/01/04

    2,075,000   The City of New York, General Obligation Bonds,                        11/01 at 101 1/2       AAA        2,345,995
                 Fiscal 1990 Series F, 8.400%, 11/15/05 (Pre-refunded to 11/15/01)

    2,000,000   The City of New York, General Obligation Bonds,                         8/02 at 101 1/2       AAA        2,209,080
                 Fiscal 1992 Series C, Fixed Rate Bonds, Subseries C-1,
                 6.625%, 8/01/12 (Pre-refunded to 8/01/02)

    4,000,000   The City of New York, General Obligation Bonds,                         2/06 at 101 1/2        A-        4,286,240
                 Fiscal 1996 Series J (Subseries J-1), 5.875%, 2/15/19

                The City of New York, General Obligation Bonds,
                Fiscal 1991 Series D:
    3,850,000     9.500%, 8/01/02 (Pre-refunded to 8/01/01)                             8/01 at 101 1/2       Aaa        4,393,351
      150,000     9.500%, 8/01/02                                                       8/01 at 101 1/2        A-          169,995

                The City of New York, General Obligation Bonds,
                Fiscal 1995 Series E:
      450,000     6.500%, 8/01/02                                                          No Opt. Call       Aaa          489,330
    1,100,000     6.500%, 8/01/02                                                          No Opt. Call        A-        1,188,418

    8,480,000   New York City Transitional Finance Authority,                               8/07 at 101        AA        8,412,584
                 Future Tax Secured Bonds, Fiscal 1998 Series A, 5.125%, 8/15/21

    6,500,000   Dormitory Authority of the State of New York, City                          7/00 at 102       Aaa        6,939,530
                 University System Consolidated Revenue Bonds, Series 1990A,
                 7.625%, 7/01/20 (Pre-refunded to 7/01/00)

    5,000,000   New York Local Government Assistance Corporation,                           4/01 at 102       AAA        5,458,050
                 New York, Series 1991B, 7.500%, 4/01/20
                 (Pre-refunded to 4/01/01)

    6,000,000   New York State Medical Care Facilities Finance Agency,                      8/02 at 102       AAA        6,363,600
                 Hospital and Nursing Home FHA-Insured Mortgage
                 Revenue Bonds, 1992 Series B, 6.200%, 8/15/22

    4,800,000   New York State Medical Care Facilities Finance Agency,                      8/03 at 102       AAA        5,019,552
                 St. Luke's-Roosevelt Hospital Center, FHA-Insured Mortgage
                 Revenue Bonds, 1993 Series A, 5.600%, 8/15/13

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

$   8,450,000   New York State Urban Development Corporation, State Facilities              4/01 at 102       Aaa      $ 9,224,105
                 Revenue Bonds, Series 1991, 7.500%, 4/01/20
                 (Pre-refunded to 4/01/01)


----------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 3.5%

   10,300,000   North Carolina Eastern Municipal Power Agency, Power System                No Opt. Call       AAA       11,499,229
                 Revenue Bonds, Refunding Series 1993 B, 6.000%, 1/01/22

    2,130,000   North Carolina Housing Finance Agency, Multifamily Revenue                  7/02 at 102        AA        2,284,148
                 Refunding Bonds (1992 Refunding Bond Resolution), Series B,
                 6.900%, 7/01/24

    2,000,000   North Carolina Housing Finance Agency, Home Ownership                       7/08 at 101        AA        2,012,920
                 Revenue Bonds, Series 1-A (1998 Trust Agreement),
                 5.375%, 1/01/29 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Ohio - 2.2%

    2,110,000   Cleveland-Rock Glen Housing Assistance Corporation, Mortgage                7/04 at 103       AAA        2,280,551
                 Revenue Refunding Bonds, Series 1994A (FHA-Insured Mortgage
                 Loans - Section 8 Assisted Projects), 6.750%, 1/15/25

    6,670,000   Ohio Housing Finance Agency, Single Family Mortgage Revenue                 9/99 at 102       AAA        6,825,144
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 1989 Series A, 7.650%, 3/01/29 (Alternative Minimum Tax)

      790,000   Toledo-Lucas County Port Authority, Development Revenue                     5/00 at 102       N/R          818,472
                 Bonds (Northwest Ohio Bond Fund), Series 1992A,
                 7.750%, 5/15/07 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Oregon - 0.3%

    1,230,000   State of Oregon, Housing and Community Services Department,             7/07 at 101 1/2       Aa2        1,265,363
                 Mortgage Revenue Bonds (Single Family Mortgage Program),
                 1997 Series H, 5.650%, 7/01/28 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 5.4%

    5,000,000   Delaware County Industrial Development Authority                            1/08 at 102        A-        5,174,700
                 (Pennsylvania), Refunding Revenue Bonds, Series A 1997
                 (Resource Recovery Facility), 6.200%, 7/01/19

    2,000,000   Falls Township Hospital Authority, Refunding Revenue Bonds,                 8/02 at 102       AAA        2,125,860
                 The Delaware Valley Medical Center Project (FHA-Insured Mortgage),
                 Series 1992, 7.000%, 8/01/22

      755,000   Northampton County Hospital Authority (Pennsylvania), Hospital             No Opt. Call       BBB          782,633
                 Revenue Bonds (Easton Hospital), Series A of 1992, 6.900%, 1/01/02

    7,585,000   City of Philadelphia (Pennsylvania), Water and Sewer Revenue               No Opt. Call       AAA        8,554,970
                 Bonds, Tenth Series, 7.350%, 9/01/04

    2,500,000   The Hospitals and Higher Education Facilities Authority of                  8/02 at 102        A-        2,719,750
                 Philadelphia, Hospital Revenue Bonds (Children's Seashore House),
                 Series 1992A, 7.000%, 8/15/12

    4,450,000   The Hospitals and Higher Education Facilities Authority                     8/00 at 100        A-        4,834,035
                 of Philadelphia, Hospital Revenue Bonds (Children's Seashore
                 House), Series 1992B, 7.000%, 8/15/22


----------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 1.5%

    6,510,000   South Dakota Student Loan Assistance Corporation, Student                  No Opt. Call      A***        6,573,212
                 Loan Revenue Bonds, Series 1989-B, 7.400%, 8/01/99
                 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 1.2%

    5,650,000   The Health and Educational Facilities Board of the                          1/09 at 101       AAA        5,585,364
                 City of Johnson, Tennessee, Hospital Revenue Refunding and
                 Improvement Bonds, Series 1998C (Johnson City Medical Center
                 Hospital), 5.125%, 7/01/25


----------------------------------------------------------------------------------------------------------------------------------
                Texas - 1.3%

    4,225,345   General Services Commission (an Agency of the State                     9/99 at 101 1/2         A        4,354,387
                 of Texas), as Lessee, Participation Interests, 7.500%, 9/01/22

    1,245,000   Victoria Housing Finance Corporation, Single Family Mortgage               No Opt. Call       Aaa        1,375,177
                 Revenue Refunding Bonds, Series 1995, 8.125%, 1/01/11


----------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.7%

    1,025,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,                  1/07 at 102        AA        1,093,214
                 1996 Series C, 6.450%, 7/01/14 (Alternative Minimum Tax)

    2,135,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,              7/07 at 101 1/2        AA        2,184,489
                 1997 Series F, 5.750%, 7/01/15 (Alternative Minimum Tax)

   Principal                                                                              Optional Call                     Market
       Amount   Description                                                                 Provisions*    Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                Virginia - 1.9%

$   3,200,000   Suffolk Redevelopment and Housing Authority, Multifamily                    7/02 at 104      Baa2      $ 3,492,640
                 Housing Revenue Refunding Bonds, Series 1994 (Chase Heritage
                 at Dulles Project), 7.000%, 7/01/24 (Mandatory put 7/01/04)

    5,000,000   Virginia Housing Development Authority, Commonwealth                        1/02 at 102       AA+        5,162,300
                 Mortgage Bonds, 1992 Series A, 7.100%, 1/01/22


----------------------------------------------------------------------------------------------------------------------------------
                Washington - 3.5%

    9,500,000   State of Washington, General Obligation and General Obligation             No Opt. Call       AA+       10,933,360
                 Refunding Bonds, Series 1992A and AT-6, 6.250%, 2/01/11

    2,500,000   Washington Health Care Facilities Authority, Revenue Bonds,                 2/02 at 102       AA-        2,679,975
                 Series 1992 (Sacred Heart Medical Center, Spokane),
                 6.875%, 2/15/12

    2,000,000   Washington Public Power Supply System, Nuclear Project                      7/00 at 102       Aa1        2,116,060
                 No. 3 Refunding Revenue Bonds, Series 1990B, 7.375%, 7/01/04


----------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 0.4%

    1,730,000   West Virginia Housing Development Fund, Housing Finance                     5/02 at 102       AAA        1,794,581
                 Bonds, 1992 Series B, 7.200%, 11/01/20 (Alternative Minimum Tax)


----------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 2.2%

    2,985,000   Silver Lake Sanitary District, Waushara County, Wisconsin,                 10/02 at 100    N/R***        3,399,257
                 Sewer System Mortgage Revenue Bonds, 8.000%, 10/01/18
                 (Pre-refunded to 10/01/02)

    5,950,000   Wisconsin Housing and Economic Development Authority,                       1/02 at 102       AA-        6,367,392
                 Housing Revenue Bonds, 1992 Series A, 6.850%, 11/01/12
----------------------------------------------------------------------------------------------------------------------------------
$ 497,131,113   Total Investments - (cost $420,987,132) - 100.4%                                                       452,298,876
=============
                Other Assets Less Liabilities - (0.40)%                                                                 (1,683,014)
                ------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $ 450,615,862
                ==================================================================================================================



* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(DD) Security purchased on a delayed delivery basis (note 1).

                                 See accompanying notes to financial statements.

Statement of Net Assets
April 30, 1999
(Unaudited)

                                                             Investment           Select             Quality             Premier
                                                                Quality          Quality              Income              Income
--------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities,
   at market value (note 1)                                $800,231,089     $752,412,374      $1,223,891,256        $452,298,876
 Cash                                                                --        8,562,315                  --             512,616
 Receivables:
   Interest                                                  14,718,180       13,318,161          24,035,680           7,239,485
   Investments sold                                           9,224,812          276,431             145,000             292,589
 Other assets                                                    61,427           64,219              93,174              29,236
--------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          824,235,508      774,633,500       1,248,165,110         460,372,802
--------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Cash overdraft                                               6,370,408               --             329,039                 --
 Payable for investments purchased                            3,406,376        6,903,622           1,495,000           7,669,520
 Accrued expenses:
   Management fees (note 6)                                     418,057          394,160             631,761             235,636
   Other                                                        297,277          305,590             529,348             215,841
 Preferred share dividends payable                               80,177           82,410             113,869              25,928
 Common share dividends payable                               2,854,569        2,692,812           4,615,919           1,610,015
--------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      13,426,864       10,378,594           7,714,936           9,756,940
--------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                        $810,808,644     $764,254,906      $1,240,450,174        $450,615,862
--------------------------------------------------------------------------------------------------------------------------------

Preferred shares, at liquidation value                     $250,000,000     $240,000,000     $   400,000,000        $140,000,000
================================================================================================================================

Preferred shares outstanding                                     10,000            9,600              16,000               5,600
================================================================================================================================

Common shares outstanding                                    35,682,110       33,872,344          53,987,847          20,000,933
================================================================================================================================

Net asset value per Common share outstanding
    (net assets less Preferred shares
    at liquidation value, divided by Common
    shares outstanding)                                  $        15.72     $      15.48     $          15.57       $      15.53
================================================================================================================================
                                 See accompanying notes to financial statements.




Statement of Operations
Six Months Ended April 30, 1999
(Unaudited)


                                                        Investment               Select             Quality             Premier
                                                           Quality              Quality              Income              Income
----------------------------------------------------------------------------------------------------------------------------------

Investment Income (note 1)                             $24,272,904          $23,532,196         $38,507,044         $13,800,812
----------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                2,532,890            2,384,305           3,825,545           1,425,742
 Preferred shares - auction fees                           309,932              297,535             495,891             173,561
 Preferred shares - dividend disbursing agent fees          19,836               19,836              24,795               9,917
 Shareholders' servicing agent fees and expenses            42,930               38,291              63,113              22,773
 Custodian's fees and expenses                              52,857               50,533              74,051              36,763
 Directors' fees and expenses (note 6)                       3,855                3,616               5,902               2,138
 Professional fees                                          10,342               10,254              10,943               9,801
 Shareholders' reports - printing and mailing expenses      83,085               78,390             126,743              49,528
 Stock exchange listing fees                                16,089               16,194              24,006              12,031
 Investor relations expense                                 33,662               31,329              51,040              18,627
 Other expenses                                             23,190               18,867              29,528              11,846
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                           3,128,668            2,949,150           4,731,557           1,772,727
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                   21,144,236           20,583,046          33,775,487          12,028,085
----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions
  (notes 1 and 4)                                        2,095,986            6,745,363             989,677             323,071
Net change in unrealized appreciation or
    depreciation of investments                        (12,400,895)         (14,320,155)        (15,474,482)         (5,273,826)
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                       (10,304,909)          (7,574,792)        (14,484,805)         (4,950,755)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations            $ 10,839,327         $ 13,008,254        $ 19,290,682         $ 7,077,330
==================================================================================================================================



                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)



                                                          Investment Quality                        Select Quality
----------------------------------------------------------------------------------------------------------------------------------
                                               Six Months Ended           Year Ended    Six Months Ended          Year Ended
                                                       4/30/99             10/31/98             4/30/99            10/31/98
----------------------------------------------------------------------------------------------------------------------------------
Operation
 Net investment income                                  $ 21,144,236         $ 43,332,821        $ 20,583,046       $ 41,272,737
 Net realized gain (loss) from investment
     transactions (notes 1 and 4)                          2,095,986             (173,095)          6,745,363          1,614,188
 Net change in unrealized appreciation or
     depreciation of investments                         (12,400,895)           8,887,953         (14,320,155)         4,958,232
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                10,839,327           55,047,679          13,008,254         47,845,157
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1) From
     undistributed net investment income:
   Common shareholders                                   (17,115,154)         (34,939,388)        (16,262,080)       (32,677,563)
   Preferred shareholders                                 (3,763,593)          (8,696,853)         (3,726,841)        (8,430,282)
 From accumulated net realized gains
     from investment transactions:
   Common shareholders                                            --             (369,064)                 --                 --
   Preferred shareholders                                         --              (89,825)                 --                 --
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
     to shareholders                                     (20,878,747)         (44,095,130)        (19,988,921)       (41,107,845)
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
 Net proceeds from Common shares issued to
     shareholders due to reinvestment of
     distributions                                           697,576            2,861,357           1,461,167           3,267,092
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets                    (9,341,844)          10,813,906          (5,519,500)         10,004,404
Net assets at beginning of period                        820,150,488          809,336,582         769,774,406         759,770,002
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                             $810,808,644         $820,150,488        $764,254,906       $ 769,774,406
==================================================================================================================================
Balance of undistributed net investment
     income at end of period                            $    886,047         $    620,558        $  1,248,072       $     653,947
==================================================================================================================================


                                 See accompanying notes to financial statements.


                                                       Quality Income                          Premier Income
----------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months Ended           Year Ended    Six Months Ended          Year Ended
                                                             4/30/99             10/31/98             4/30/99            10/31/98
----------------------------------------------------------------------------------------------------------------------------------

Operations
 Net investment income                                $   33,775,487       $   68,283,197        $ 12,028,085        $ 24,290,823
 Net realized gain from investment
     transactions (notes 1 and 4)                            989,677            2,914,470             323,071              90,877
 Net change in unrealized appreciation or
     depreciation of investments                         (15,474,482)           3,095,167          (5,273,826)          3,062,136
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                19,290,682           74,292,834           7,077,330          27,443,836
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
 From undistributed net investment income:
   Common shareholders                                   (27,651,039)         (54,962,532)         (9,645,573)        (19,804,242)
   Preferred shareholders                                 (6,117,519)         (13,962,725)         (2,123,416)         (4,932,868)
 From accumulated net realized gains
     from investment transactions:
   Common shareholders                                            --                   --             (43,961)                 --
   Preferred shareholders                                         --                   --             (11,424)                 --
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
     to shareholders                                     (33,768,558)         (68,925,257)        (11,824,374)        (24,737,110)
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
 Net proceeds from Common shares issued
     to shareholders due to reinvestment
     of distributions                                      3,519,800            7,504,802           1,214,377           2,635,126
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets                   (10,958,076)          12,872,379          (3,532,667)          5,341,852
Net assets at beginning of period                      1,251,408,250        1,238,535,871         454,148,529         448,806,677
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                           $1,240,450,174       $1,251,408,250        $450,615,862        $454,148,529
==================================================================================================================================
Balance of undistributed net investment
    income at end of period                           $    1,522,918       $    1,515,989        $    708,260        $    449,164
==================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)


1. General Information and Significant Accounting Policies

The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Investment Quality Municipal Fund, Inc. (NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU) and Nuveen Premier Municipal Income Fund, Inc.
(NPF).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 1999, Quality Income and Premier Income had outstanding delayed delivery purchase commitments of $1,495,000 and $7,669,520, respectively. There were no such outstanding purchase commitments in either Investment Quality or Select Quality.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:


                              Investment       Select      Quality      Premier
                                 Quality      Quality       Income       Income
--------------------------------------------------------------------------------
Number of shares:
   Series M                        2,500        2,000        3,000           --
   Series T                        2,500        2,000        3,000        2,800
   Series W                        2,500        2,800        3,000           --
   Series Th                          --           --        4,000        2,800
   Series F                        2,500        2,800        3,000           --
--------------------------------------------------------------------------------
Total                             10,000        9,600       16,000        5,600
================================================================================


Effective May 14, 1999, Investment Quality issued 2,040 Series Th $25,000 stated value Preferred shares.

Effective June 4, 1999, Select Quality issued 1,560 Series Th $25,000 stated value Preferred shares.

Effective May 14, 1999, Quality Income issued 2,080 Series W2 $25,000 stated value Preferred shares.

Effective June 11, 1999, Premier Income issued 1,000 Series M $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 1999.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Common shares were as follows:

                                                           Investment Quality                      Select Quality
------------------------------------------------------------------------------------------------------------------------
                                                     Six Months Ended   Year Ended      Six Months Ended      Year Ended
                                                          4/30/99        10/31/98            4/30/99           10/31/98
------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                          43,602          177,666            90,934            205,528
========================================================================================================================
                                                              Quality Income                       Premier Income
------------------------------------------------------------------------------------------------------------------------
                                                     Six Months Ended   Year Ended      Six Months Ended      Year Ended
                                                          4/30/99        10/31/98            4/30/99           10/31/98
------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                         211,217          454,528            73,366           161,445
========================================================================================================================

3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 1, 1999, to shareholders of record on May 15, 1999, as follows:

                              Investment       Select      Quality      Premier
                                 Quality      Quality       Income       Income
-------------------------------------------------------------------------------

Dividend per share                $.0800       $.0795       $.0855       $.0805
===============================================================================


4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and temporary municipal securities for the six months ended April 30, 1999, were as follows:

                                                        Investment       Select      Quality      Premier
                                                           Quality      Quality       Income       Income
---------------------------------------------------------------------------------------------------------

Purchases:
   Long-term municipal securities                      $86,954,153  $68,831,967  $65,827,498  $30,839,379
   Temporary municipal securities                       77,605,000   27,350,000    4,500,000   41,400,000
Sales and Maturities:
   Long-term municipal securities                       78,461,096   76,178,169   79,110,417   28,826,805
   Temporary municipal securities                       82,905,000   30,850,000    4,500,000   42,600,000
=========================================================================================================

At April 30, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At October 31, 1998, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:



                                           Investment       Select      Quality
                                              Quality      Quality       Income
--------------------------------------------------------------------------------
Expiration year:
   2002                                      $     --   $5,012,103   $1,577,137
   2003                                            --      424,861      757,201
   2004                                            --      606,382      486,077
   2005                                            --      260,112           --
   2006                                       173,095           --           --
--------------------------------------------------------------------------------
Total                                        $173,095   $6,303,458   $2,820,415
================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 1999, were as follows:

                             Investment       Select      Quality      Premier
                                Quality      Quality       Income       Income
--------------------------------------------------------------------------------
Gross unrealized:
   appreciation              $60,261,581  $50,725,646  $89,484,671  $32,145,908
   depreciation                 (442,924)    (685,872)  (1,541,602)    (834,164)
--------------------------------------------------------------------------------
Net unrealized appreciation  $59,818,657  $50,039,774  $87,943,069  $31,311,744
================================================================================



6. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average Daily Net Asset Value                         Management Fee
--------------------------------------------------------------------
For the first $125 million                               .6500 of 1%
For the next $125 million                                .6375 of 1
For the next $250 million                                .6250 of 1
For the next $500 million                                .6125 of 1
For the next $1 billion                                  .6000 of 1
For net assets over $2 billion                           .5875 of 1
====================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.



7. Composition of Net Assets At April 30, 1999, net assets consisted of:

                                                                   Investment             Select          Quality         Premier
                                                                      Quality            Quality           Income          Income
----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
    at liquidation value                                         $250,000,000       $240,000,000   $  400,000,000    $140,000,000
Common shares, $.01 par value per share                               356,821            338,723          539,878         200,009
Paid-in surplus                                                   497,824,257        472,184,895      752,275,047     278,070,826
Balance of undistributed net investment income                        886,047          1,248,072        1,522,918         708,260
Accumulated net realized gain (loss) from
   investment transactions                                          1,922,862            443,442       (1,830,738)        325,023
Net unrealized appreciation of investments                         59,818,657         50,039,774       87,943,069      31,311,744
----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                       $810,808,644       $764,254,906   $1,240,450,174    $450,615,862
==================================================================================================================================
Authorized shares:
   Common                                                         200,000,000        200,000,000      200,000,000     200,000,000
   Preferred                                                        1,000,000          1,000,000        1,000,000       1,000,000
==================================================================================================================================

8. Investment Composition
At April 30, 1999, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                Investment      Select      Quality      Premier
                                  Quality      Quality       Income       Income
--------------------------------------------------------------------------------
Education and Civic
     Organizations                     3%         --%             1%          5%
Health Care                           16            6             6          10
Housing/Multifamily                    2            7             3          14
Housing/Single Family                 12            8            11           8
Tax Obligation/General                 5            8             6           9
Tax Obligation/Limited                 7            5             5           9
Transportation                         3            9            13           4
U.S. Guaranteed                       31           35            37
Utilities                             10           15             9           6
Water and Sewer                        9            3             5          --
Other                                  2            4             4           5
--------------------------------------------------------------------------------
                                     100%         100%          100%        100%
================================================================================


Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default (66% for Investment Quality, 66% for Select Quality, 53% for Quality Income and 46% for Premier Income).

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                 Financial Highlights
                 (Unaudited)
                 Selected data for a Common share outstanding throughout each period is as follows:


                                  Investment Operations
                                               Net
                                               Realized/
                        Beginning  Net         Unrealized
                        Net Asset  Investment  Investment
                        Value      Income      Gain (Loss) Total
Investment Quality
Year Ended 10/31:
        1999 (a)       $16.00     $ .59      $ (.28)      $  .31
        1998            15.77      1.22         .25         1.47
        1997            15.48      1.25         .30         1.55
        1996            15.65      1.29        (.17)        1.12
        1995            14.65      1.33        1.04         2.37
        1994            16.45      1.32       (1.76)        (.44)
Select Quality
Year Ended 10/31:
        1999 (a)        15.68       .61        (.22)         .39
        1998            15.48      1.23         .19         1.42
        1997            15.12      1.25         .37         1.62
        1996            15.29      1.27        (.17)        1.10
        1995            14.03      1.30        1.30         2.60
        1994            16.13      1.31       (2.06)        (.75)
Quality Income
Year Ended 10/31:
        1999 (a)        15.83       .63        (.27)         .36
        1998            15.73      1.27         .12         1.39
        1997            15.44      1.29         .29         1.58
        1996            15.43      1.30         .02         1.32
        1995            14.20      1.31        1.26         2.57
        1994            16.40      1.32       (2.14)        (.82)
Premier Income
Year Ended 10/31:
        1999 (a)        15.76       .60        (.24)         .36
        1998            15.62      1.22         .17         1.39
        1997            15.38      1.25         .31         1.56
        1996            15.34      1.27         .12         1.39
        1995            14.08      1.28        1.34         2.62
        1994            15.98      1.26       (1.87)        (.61)


                                            Less Distributions
                   Net           Net
                   Investment    Investment    Capital      Capital
                   Income        Income        Gains        Gains
                   To Common     To Preferred  To Common    To Preferred
                   Shareholders  Shareholders+ Shareholders Shareholders+ Total
Investment Quality
Year Ended 10/31:
        1999 (a)   $  (.48)      $(.11)       $  --        $  --        $  (.59)
        1998          (.98)       (.25)        (.01)          --          (1.24)
        1997         (1.01)       (.25)          --           --          (1.26)
        1996         (1.03)       (.26)          --           --          (1.29)
        1995         (1.08)       (.29)          --           --          (1.37)
        1994         (1.12)       (.24)          --           --          (1.36)
Select Quality
Year Ended 10/31:
        1999 (a)      (.48)       (.11)          --           --           (.59)
        1998          (.97)       (.25)          --           --          (1.22)
        1997         (1.01)       (.25)          --           --          (1.26)
        1996         (1.01)       (.26)          --           --          (1.27)
        1995         (1.05)       (.29)          --           --          (1.34)
        1994         (1.08)       (.25)        (.02)          --          (1.35)
Quality Income
Year Ended 10/31:
        1999 (a)      (.51)       (.11)          --           --           (.62)
        1998         (1.03)       (.26)          --           --          (1.29)
        1997         (1.03)       (.26)          --           --          (1.29)
        1996         (1.03)       (.28)          --           --          (1.31)
        1995         (1.03)       (.31)          --           --          (1.34)
        1994         (1.10)       (.26)        (.02)          --          (1.38)
Premier Income
Year Ended 10/31:
        1999 (a)      (.48)       (.11)          --           --           (.59)
        1998         (1.00)       (.25)          --           --          (1.25)
        1997         (1.03)       (.24)        (.04)        (.01)         (1.32)
        1996         (1.01)       (.26)        (.06)        (.02)         (1.35)
        1995         (1.01)       (.28)        (.06)        (.01)         (1.36)
        1994         (1.04)       (.24)        (.01)          --          (1.29)



                                    Total Returns
                       Ending
                       Net Asset  Ending          Based on         Based on Net
                       Value      Market Value    Market Value**   Asset Value**
Investment Quality
Year Ended 10/31:
        1999 (a)      $15.72     $15.8125          5.14%               1.26%
        1998           16.00      15.5000          5.97                7.97
        1997           15.77      15.5625         10.82                8.68
        1996           15.48      15.0000          6.13                5.70
        1995           15.65      15.1250         21.89               14.71
        1994           14.65      13.3750        (17.87)              (4.32)
Select Quality
Year Ended 10/31:
        1999 (a)       15.48      15.5625          (.94)               1.81
        1998           15.68      16.1875         10.96                7.77
        1997           15.48      15.5000          9.43                9.35
        1996           15.12      15.1250          9.71                5.71
        1995           15.29      14.7500         21.03               17.03
        1994           14.03      13.1250        (14.45)              (6.43)
Quality Income
Year Ended 10/31:
        1999 (a)       15.57      16.4375           .83                1.62
        1998           15.83      16.8125          9.64                7.37
        1997           15.73      16.3125         14.22                8.81
        1996           15.44      15.2500         10.61                6.93
        1995           15.43      14.7500         23.26               16.51
        1994           14.20      12.8750        (15.32)              (6.86)
Premier Income
Year Ended 10/31:
        1999 (a)       15.53      16.1250         (3.01)               1.64
        1998           15.76      17.1250         10.29                7.49
        1997           15.62      16.5000         16.81                8.85
        1996           15.38      15.1250         11.00                7.51
        1995           15.34      14.6250         23.92               17.15
        1994           14.08      12.7500        (10.05)              (5.51)

                                                            Ratios/Supplemental Data
                                                               Ratio of Net                     Ratio of Net
                                            Ratio of           Investment          Ratio of     Investment
                                            Expenses to        Income to           Expenses to  Income to
                                            Average            Average             Average TotalAverage Total
                           Ending           Net Assets         Net Assets          Net Assets   Net Assets          Portfolio
                           Net Assets       Applicable to      Applicable to       Including    Including           Turnover
                           (000)            Common Shares++    Common Shares++     Preferred++  Preferred++         Rate
Investment Quality
Year Ended 10/31:
        1999 (a)       $   810,809          1.11%*             7.53%*              .77%*        5.23%*               10%
        1998               820,150          1.12               7.66                .78          5.31                  7
        1997               809,337          1.13               8.08                .78          5.56                 14
        1996               798,349          1.14               8.32                .78          5.71                  8
        1995               804,221          1.15               8.74                .78          5.97                 11
        1994               768,723          1.14               8.48                .79          5.83                  7
Select Quality
Year Ended 10/31:
        1999 (a)           764,255          1.13*              7.87*               .78*         5.41*                 9
        1998               769,774          1.14               7.87                .78          5.40                  7
        1997               759,770          1.15               8.22                .78          5.59                 10
        1996               745,059          1.15               8.39                .78          5.69                 13
        1995               749,883          1.18               8.81                .79          5.91                  7
        1994               707,388          1.19               8.71                .80          5.89                 11
Quality Income
Year Ended 10/31:
        1999 (a)         1,240,450          1.13*              8.05*               .77*         5.46*                 5
        1998             1,251,408          1.13               8.08                .77          5.49                 19
        1997             1,238,536          1.15               8.35                .77          5.62                  9
        1996             1,219,663          1.15               8.44                .77          5.67                 11
        1995             1,218,905          1.18               8.84                .78          5.86                 17
        1994             1,153,729          1.18               8.64                .79          5.78                 12
Premier Income
Year Ended 10/31:
        1999 (a)           450,616          1.14*              7.76*               .79*         5.36*                 6
        1998               454,149          1.15               7.80                .79          5.38                 19
        1997               448,807          1.17               8.14                .80          5.57                  5
        1996               442,153          1.18               8.29                .81          5.66                  8
        1995               441,381          1.19               8.66                .80          5.84                 22
        1994               416,566          1.20               8.34                .81          5.66                 31



*   Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.
+   The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the six months ended April 30, 1999.

Building a Better Portfolio Can Make You a Successful Investor

Nuveen Family
of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse Growth Fund


Growth and Income
European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund


Income
Income Fund


Tax-Free Income
National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term


State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Fund Information


Board of Directors
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL



Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

We anticipate that all significant components of our Year 2000 review, repair, and testing program will be complete by mid-1999. This includes appropriate industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we cannot give complete assurance at this time that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended April 30, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


LOGO:

NUVEEN helping investors sustain the wealth of a lifetimeTM.

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                      FSA-3-4-99